SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MICROTUNE, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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2201 Tenth Street

Plano, Texas 75074

Dear Stockholder:

You are cordially invited to attend the 2005 annual meeting of stockholders of Microtune, Inc., which will be held on Wednesday, May 25, 2005 at the Richardson Hotel, 701 East Campbell Road, The Mockingbird Room, Richardson, Texas 75081 at 4:00 p.m. (Central Time).

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Stockholders and proxy statement.

After careful consideration, our board of directors has approved the proposals set forth in the proxy statement and recommends that you vote for each proposal.

In order for us to have an efficient meeting, please sign, date and return the enclosed proxy card promptly in the accompanying reply envelope. If you are able to attend the annual meeting, you may revoke your proxy and vote in person.

We look forward to seeing you at the 2005 annual meeting of stockholders.

Sincerely,

James A. Fontaine
Chief Executive Officer and President

Plano, Texas

April 27, 2005

YOUR VOTE IS IMPORTANT

In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy card as promptly as possible and return it in the enclosed envelope. No postage need be affixed if mailed in the United States.

MICROTUNE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, MAY 25, 2005

DEAR STOCKHOLDERS:

The 2005 Microtune annual meeting of stockholders will be held on Wednesday, May 25, 2005 at 4:00 p.m., Central Time, at the Richardson Hotel, 701 East Campbell Road, The Mockingbird Room, Richardson, Texas 75081. Only stockholders of record at the close of business on April 15, 2005 will be entitled to vote. At our annual meeting we will ask stockholders to act on the following matters:

1.	Consider and approve an amendment to each of our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws to declassify our board of directors so that all directors are elected annually;

2.	Elect members of the board of directors. As discussed in Proposal No. 2, either three directors or seven directors will be elected, depending on the outcome of Proposal No. 1;

3.	Consider and approve our 2000 Director Option Plan, which will be amended and restated to (i) increase the annual option grant to purchase shares of common stock from 7,500 shares to 24,000 shares per year, and (ii) increase the number of shares available for issuance pursuant to the plan from 457,500 shares to 887,500 shares;

4.	Ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending December 31, 2005; and

5.	Transact any other business that is properly presented at our annual meeting or any adjournment or postponement of our annual meeting.

We have described each of these matters in more detail in the enclosed proxy statement that accompanies this Notice.

All stockholders are cordially invited to attend the meeting in person. Any stockholder attending the meeting may vote in person even if such stockholder returned a proxy card.

Sincerely,

James A. Fontaine
Chief Executive Officer and President

Plano, Texas

April 27, 2005

IMPORTANT: REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

GENERAL

The board of directors of Microtune, Inc. is asking for your proxy for use at our 2005 annual meeting of stockholders, and at any adjournment or postponement of our annual meeting. We are holding the annual meeting on Wednesday, May 25, 2005 at 4:00 p.m., Central Time, at the Richardson Hotel, 701 East Campbell Road, The Mockingbird Room, Richardson, Texas 75081. We are initially mailing this proxy statement and proxy card to our stockholders around April 29, 2005.

RECORD DATE AND SHARES OUTSTANDING AND QUORUM

Stockholders of record at the close of business on April 15, 2005, are entitled to notice of, and to vote at our annual meeting. On April 15, 2005, 51,999,758 shares of our common stock were issued and outstanding. For information regarding security ownership by management and more than 5% stockholders, see “Security Ownership of Certain Beneficial Owners and Management” on page 16. We need a quorum to take action at our annual meeting. We will have a quorum at our annual meeting if a majority of the shares outstanding on the record date are present at our annual meeting, either in person or by proxy. Any shares represented by proxies that are marked to abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of our common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as “broker non-votes”) will also be counted as present in determining whether we have a quorum. If by the date of our annual meeting we do not receive sufficient votes to constitute a quorum or to approve one or more of the proposals, the Chairman of our annual meeting, or the persons named as proxies, may propose one or more adjournments of our annual meeting to permit further solicitation of proxies. The persons named as proxies would generally exercise their authority to vote in favor of adjournment.

REVOCABILITY OF PROXIES

If you submit the enclosed proxy, you may revoke it at any time before the voting takes place at our annual meeting. There are three ways you can revoke your proxy: (1) deliver to the Secretary of Microtune a written notice of revocation; (2) deliver to the Secretary of Microtune a signed proxy with a later date than the proxy you want to revoke; or (3) attend our annual meeting and vote in person. Attending our annual meeting in and of itself will not constitute a revocation of your proxy.

VOTING AND SOLICITATION

Our board of directors is soliciting the proxy included with this proxy statement for use at our annual meeting. You can submit your proxy by mailing it in the envelope provided. If your proxy is properly completed and submitted, and you do not revoke it before our annual meeting, your shares will be voted at our annual meeting according to the instructions indicated on your proxy. If you sign and return your proxy card but do not give any voting instructions, your shares will be voted in favor of Proposal Nos. 1, 3, 4 and 5, and in favor of the election of each of the director nominees listed on the applicable slate of director nominees in Proposal No. 2. As far as we know, no other matters will be presented at our annual meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment. Microtune will pay all expenses of soliciting proxies to be voted at our annual meeting. After the proxies are initially distributed, Microtune and/or its agents may also solicit proxies by mail, telephone or in person. We have hired Georgeson Shareholder Communications Inc. to assist us in soliciting proxies. For these services, we anticipate Georgeson’s fees will be between $2,000 and $5,000. After the proxy cards are initially distributed, we will ask brokers, custodians, nominees and other record holders to forward copies of the proxy statement, proxy card and other materials to people for whom they hold shares of our common stock, and to request that the beneficial holders give them authority to complete and sign the proxy cards. We will reimburse record holders for reasonable expenses they incur in forwarding proxy materials to beneficial holders.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of our stockholders that are intended to be presented by such stockholders at our next annual meeting of stockholders must be received by us at our principal executive offices no later than 120 days prior to the anniversary of the date of this year’s mailing, or December 30, 2005, in order to be considered for possible inclusion in the proxy statement and form of proxy card relating to our 2006 annual meeting of stockholders.

If a stockholder intends to submit a proposal at our 2006 annual meeting which is not eligible for inclusion in the proxy statement and form of proxy card relating to the meeting, the stockholder must do so no later than 60 days before the date of our 2006 annual meeting.

BOARD OF DIRECTORS

Our board of directors is currently comprised of seven members, divided into three classes with overlapping three-year terms. As a result, a portion of our board is designed to be elected each year. Steven Craddock, James A. Fontaine and A. Travis White have been designated Class II directors, and their terms expire at our 2005 annual meeting. James H. Clardy and William P. Tai have been designated Class III directors, and their terms expire at our 2006 annual meeting. Walter S. Ciciora and Anthony J. LeVecchio have been designated Class I directors, and their terms expire at our 2007 annual meeting of stockholders.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

We currently have three vacancies. However, our board of directors has unanimously approved, and is recommending that the stockholders vote in favor of, an amendment to each of our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws to eliminate the classification of our board of directors so that each director would stand for election annually. For more information on the proposed amendments, see “Proposal No. 1” on page 7.

In the event the stockholders approve Proposal No. 1, all of the seven current directors will stand for election at our 2005 annual meeting. In the event the stockholders do not approve Proposal No. 1, the board of directors has nominated three of the current directors in Class II for election under the existing Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws. For more information on the board nominees, see “Proposal No. 2” on page 9.

In connection with the settlement of our consolidated stockholder derivative litigation, we have agreed to establish a procedure for stockholders to nominate two directors for election to our board of directors. A corporate governance consultant selected by lead plaintiffs’ counsel, working in conjunction with us, will seek to identify potential directors by contacting stockholders who have held 1% or more of our common stock for at least nine months to solicit names of candidates for election to our board of directors. Our Nominating and Corporate Governance Committee will review each of the candidates’ qualifications and select the best qualified as the stockholders’ nominee. This procedure shall be followed so that the first stockholder director shall be elected to our board of directors pursuant to our Second Amended and Restated Bylaws (or Third Amended and Restated Bylaws, pending approval of Proposal No. 1) within 90 days of our 2005 annual meeting of stockholders, and the second stockholder director shall be nominated for consideration by the stockholders at our 2006 annual meeting of stockholders.

BOARD MEETINGS AND COMMITTEES

Five of our board members, Messrs. Ciciora, Clardy, Craddock, LeVecchio and White are independent directors as defined under current listing standards of the Nasdaq National Market.

Our board and its committees have the authority to conduct investigations and to retain outside advisors of their choosing, at Microtune’s expense. During fiscal 2004, our board of directors met nine times and acted a number of times by unanimous written consent. All of the directors except for Mr. Tai attended at least 75% of the aggregate of these board meetings and of the meetings of the committees on which he served. Mr. Tai attended 67% of the board meetings during fiscal 2004.

Our board of directors currently has four committees—an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Technical Advisory Committee.

The Audit Committee assists the board of directors in fulfilling its responsibilities for oversight of the integrity of Microtune’s financial statements, the independent auditors’ qualifications and independence and the performance of Microtune’s internal audit function and independent auditors. Among other things, the Audit Committee appoints and determines the compensation of Microtune’s independent auditors; reviews and evaluates the performance and independence of the independent auditors; reviews the scope and plans for the external and internal audits; reviews and discusses reports from the independent auditors regarding critical accounting policies, alternative treatments of financial information and other matters; reviews significant changes in the selection or application of accounting principles; reviews the internal control report of management, any issues regarding the adequacy of internal controls and any remediation efforts; reviews legal matters that could materially impact Microtune’s financial statements; and reviews Microtune’s guidelines and policies with respect to risk assessment and risk management.

Mr. LeVecchio, Mr. Craddock and Mr. White are the current members of the Audit Committee. Mr. LeVecchio became a member of the Audit Committee in August 2003. Mr. Craddock and Mr. White became members of the Audit Committee in January 2004. The committee discusses general financial and accounting-related matters at its regular quarterly meetings that coincide with full board meetings, and it discusses our quarterly financial performance and associated earnings announcements at regular quarterly operating results meetings. The Audit Committee met seven times during fiscal 2004. In addition, the Audit Committee has adopted policies that limit our ability to retain our independent auditors to perform non-audit services and that limit our ability to hire former employees of our independent auditors. For more information about our Audit Committee, see the “Report of the Audit Committee of the Board of Directors” on page 25.

The board of directors has determined that Mr. LeVecchio is an “audit committee financial expert” and all current members of the Audit Committee are “independent” in accordance with the applicable regulations of the Securities and Exchange Commission and all applicable corporate governance rules of the Nasdaq National Market.

The Compensation Committee determines compensation for all of Microtune’s executive officers. In addition to addressing executive compensation, the Compensation Committee provides guidance to management on general compensation and organizational development issues and also administers our stock compensation plans. Mr. Clardy and Mr. Ciciora are the current members of the Compensation Committee. Mr. Berry Cash served on the committee until February 27, 2004 when he was replaced by Mr. Clardy. Mr. Clardy was appointed chair of the committee on February 27, 2004. Mr. Ciciora served on the committee throughout fiscal 2004. The Compensation Committee met formally two times during fiscal 2004 and acted a number of times by unanimous written consent. For more information about our Compensation Committee, see the “Report of the Compensation Committee of the Board of Directors” on page 23.

The Nominating and Corporate Governance Committee identifies and evaluates potential new board members, provides information about potential nominees for the full board of directors to consider, and develops and recommends to the board of directors any applicable corporate governance guidelines. The Nominating and Corporate Governance Committee is not presently considering any director nominee recommendations from stockholders, however, in accordance with the corporate governance procedures that form a part of the terms of our settlement of the consolidated stockholder derivative litigation, the committee will evaluate the qualifications of stockholder nominated director candidates. Mr. Ciciora and Mr. Clardy are the current members of the Nominating and Corporate Governance Committee. There is currently one vacancy. The Nominating and Corporate Governance Committee did not meet formally during fiscal 2004.

The Technical Advisory Committee was established by the board of directors on May 17, 2004. The Technical Advisory Committee is responsible for assisting management in the strategic development of new technology and the commercialization and marketing of existing technology. Mr. Craddock and Mr. Ciciora are the current members of the Technical Advisory Committee. The Technical Advisory Committee did not meet formally during fiscal 2004.

DIRECTOR COMPENSATION

Our outside directors participate in our 2000 Director Option Plan. The 2000 Director Option Plan was approved by our stockholders and provides for the issuance of up to 457,500 shares of common stock to eligible participants under nonstatutory stock option grants. Under our 2000 Director Option Plan, outside directors receive a one-time grant to purchase 15,000 shares upon appointment to our board and an annual option grant to purchase 7,500 shares each year on the date of the annual meeting if serving on the board on that date. However, our board has unanimously approved, and is recommending that the stockholders vote in favor of, our 2000 Director Option Plan, which will be amended and restated to (i) increase the annual option grant to purchase shares of common stock from 7,500 shares per year (vesting over two years) to 24,000 shares per year (vesting over three years), and (ii) increase the number of shares available for issuance pursuant to the plan from 457,500 shares to 887,500 shares. If the stockholders approve the proposal to amend and restate our 2000 Director Option Plan, our outside directors serving on the board on the date of our 2005 annual meeting will receive the increased annual option grant of 24,000 shares per year beginning on the date of our 2005 annual meeting. For more information on the 2000 Director Option Plan, see “Proposal No. 3” on page 11.

The nonstatutory stock options may be granted at a price not less than the closing price of our common stock on the last trading day before the date of grant. The initial options generally vest over a three-year period commencing on the first anniversary of the date of grant and the subsequent annual option grants vest over the remaining two-year period and expire in ten years. However, should our stockholders approve the amendment to the 2000 Director Option Plan described in Proposal No. 3, subsequent annual option grants of 24,000 shares per year to each director will vest over three years.

Our outside directors receive cash compensation and reimbursement of travel expenses associated with their attendance at director meetings. Directors receive $25,000 annually, payable in equal quarterly installments. For each board meeting in excess of five annually, directors receive an additional $1,500 per meeting that they attend. Any director who acts as the Chairman of a committee or as the Lead Independent Director receives an additional $10,000 annually, payable in equal quarterly installments. For each committee meeting in excess of three annually, directors receive an additional $1,000 per meeting that they attend.

Directors who are also employees do not receive any compensation for their service on our board of directors.

CORPORATE GOVERNANCE

Committee Charters. Stockholders may access our Code of Ethics and the current charters for the Audit, Compensation and Nominating and Corporate Governance Committees in the Investors—Financial Info—Corporate Governance section of our website at www.microtune.com. In addition, we have attached the Audit Committee Charter as Appendix 1 to this proxy statement.

Corporate Governance Provisions to be Adopted as a Result of the Settlement of the Derivative Litigation. On January 11, 2005, we announced that we had reached an agreement to settle the consolidated stockholder derivative litigation, pending in the U.S. District Court for the Eastern District of Texas, against a number of our current and former officers and directors and Microtune as a nominal defendant. The court approved the terms of the derivative litigation settlement and issued a final judgment and order dismissing the action with prejudice on March 31, 2005. Pursuant to paragraph 4(a) of the Stipulation and Agreement of Settlement, dated January 10, 2005, we agreed to adopt certain corporate governance provisions within five days after our 2005 annual meeting of stockholders. Some of the more notable provisions are as follows:

•	We agreed to recommend and present a proposal to the stockholders at our 2005 annual meeting to amend our Amended and Restated Certificate of Incorporation and our Second Amended and Restated Bylaws to declassify our board of directors such that each director will serve a one-year term and stand for election or re-election every year;

•	In years where the positions of CEO and Chairman of the Board are held by the same person, the board will elect a “lead independent director” by majority vote of independent directors to work with the CEO/Chairman of the Board to perform a variety of functions related to our corporate governance;

•	We agreed to adopt a variety of compensation principles for our executive officers and directors, including compensation linked to performance, full board approval of any discretionary bonuses and restrictions on stock sales following the exercise of options;

•	Our Nominating and Corporate Governance Committee will perform certain functions, including the creation and periodic review and interpretation of our corporate governance policies and the Nominating and Corporate Governance Committee guidelines;

•	Our board of directors as a whole will evaluate individual members of the board on a periodic basis, and a consideration of the evaluation will be whether each individual director has personally attended at least 50% of board and committee meetings;

•	We agreed to implement an internal audit function in the quarter following the first instance in which we have at least $50 million in combined revenues for any two consecutive quarters;

•	Our board will designate a “trading compliance officer” who will be responsible for developing, with board involvement and approval, a comprehensive insider trading compliance program designed to ensure compliance with the our trading policies;

•	We agreed to vest stock options granted to any director or executive officer on a going-forward basis over a minimum of a three-year period;

•	We agreed to establish a “corporate ethics officer” who will be responsible for devising, implementing and improving our ethical standards and for providing a vehicle for corporate employees to confidentially report suspected wrongdoing or non-compliance with corporate policies/procedures;

•	All stockholder proposals that are properly submitted will be evaluated by the Nominating and Corporate Governance Committee; the full board will include a recommendation for or against such stockholder proposals and the reasons for such recommendation in the proxy statement; and

•	The board will establish a procedure for stockholders to nominate one director, beginning 90 days after the 2005 annual meeting; a corporate governance consultant selected by lead plaintiffs’ counsel will seek to identify potential directors; the corporate governance consultant will contact each stockholder who has held 1% or more of our common stock for at least nine months, and who has never been an officer or director of Microtune, to solicit the names of candidates for our board of directors; our Nominating and Corporate Governance Committee will review each of the candidates and select the best qualified as the stockholders’ nominee; the same procedure shall be followed for a second director to be nominated by the stockholders at the 2006 annual meeting.

These provisions will remain in effect for five years from the date of adoption.

COMMUNICATIONS WITH DIRECTORS

Stockholders may communicate with any and all members of the board by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire board) at the following address and fax number:

Name of Director(s)

c/o Corporate Secretary

Microtune, Inc.

2201 Tenth Street

Plano, Texas 75074

Fax: (972) 673-1876

Communications from our stockholders to one or more directors will be collected and organized by our Corporate Secretary under procedures approved by our independent directors. The Corporate Secretary will forward all communications to the board or to the identified director(s) as soon as practicable, although communications that are abusive, in bad taste or that present safety or security concerns may be handled differently. If multiple communications are received on a similar topic, the Corporate Secretary may, in his or her discretion, forward only representative correspondence.

The board will determine whether any communication addressed to the entire board should be properly addressed by the entire board or a committee thereof. If a communication is sent to the board or a committee, the board of directors or the Chairman of that committee, as the case may be, will determine whether a response to the communication is warranted. If a response to the communication is warranted, the content and method of the response will be coordinated with our General Counsel.

PROPOSAL NO. 1

AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AND SECOND AMENDED AND RESTATED BYLAWS

TO DECLASSIFY THE BOARD OF DIRECTORS

The board of directors has unanimously approved, and is recommending that the stockholders vote in favor of, an amendment to each of our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws to eliminate the classification of our board so that each director would stand for election annually. We refer to these amendments in the proxy statement as the declassification amendments.

All directors whose terms would not otherwise expire at our annual meeting have conditionally resigned, subject to approval and effectiveness of this Proposal No. 1. In the event the stockholders approve Proposal No. 1, all of the seven current directors will stand for election at our annual meeting. For such purposes, and in such event, our board has nominated the seven current members of the board for election under our Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, each as amended by the declassification amendments, to serve a one-year term until the 2006 annual meeting of stockholders or until their successors are duly elected and qualified. For more information on the election of directors, see “Proposal No. 2” on page 9.

In the event the stockholders do not approve Proposal No. 1, our board has nominated the three current directors in Class II for election under our existing Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws, to serve for a three-year term expiring at our 2008 annual meeting of stockholders, or until their successors are duly elected and qualified. For more information on the election of directors, see “Proposal No. 2” on page 9.

The declassification amendments were unanimously approved by our entire board, including all directors that qualify as independent under the Nasdaq listing standards.

If approved by the requisite vote of the stockholders described below, our Amended and Restated Certificate of Incorporation will be amended and restated as the Restated Certificate of Incorporation set forth in Exhibit A to this proxy statement, and our Second Amended and Restated Bylaws will be amended and restated as the Third Amended and Restated Bylaws as set forth in Exhibit B to this proxy statement.

Stockholders are urged to carefully read Exhibit A and Exhibit B. If the declassification amendments are approved, we will file the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after the declassification amendments are approved by the stockholders, upon which filing the declassification amendments will become effective. In such event, at our 2005 annual meeting of stockholders, we will accept the resignations of all directors whose terms would not otherwise expire at the annual meeting and the election of all seven members of the board will be held. The Third Amended and Restated Bylaws will become effective if Proposal No. 1 is approved by the stockholders and the Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

Background

Section 1 of Article V of our Amended and Restated Certificate of Incorporation and Sections 3.2, 3.3 and 3.4 of our Second Amended and Restated Bylaws currently provide that our board is divided into three classes. Directors of each class serve staggered three-year terms, with the term of office of one class expiring each year. If the declassification amendments are approved, the classes and staggered three-year terms of directors would be eliminated and all of the directors would be elected annually. Directors elected at our annual meeting and thereafter would be elected to one-year terms.

The declassification amendments will not change any provisions of our Amended and Restated Certificate of Incorporation or Second Amended and Restated Bylaws other than the foregoing provisions.

Reasons for the Declassification Amendments

On January 11, 2005, we announced that we had reached an agreement to settle the consolidated stockholder derivative litigation, pending in the U.S. District Court for the Eastern District of Texas, against a number of our current and former officers and directors and Microtune as a nominal defendant. The court approved the terms of the derivative litigation settlement and issued a final judgment and order dismissing the action with prejudice on March 31, 2005. Pursuant to paragraph 4(a) of the Stipulation and Agreement of Settlement, dated January 10, 2005, we agreed to recommend and present a proposal to the stockholders at our 2005 annual meeting to amend our Amended and Restated Certificate of Incorporation to declassify our board of directors such that each director serves a one-year term and stands for election or re-election every year.

In addition to fulfilling certain of our obligations under the settlement agreement, our board is submitting this proposal to the stockholders in order to promote more frequent election of the directors by the stockholders. The election of directors is the primary means for stockholders to exercise influence over Microtune and its policies. Staggered or classified boards may be viewed as having the effect of reducing the accountability of directors to a company’s stockholders and increasingly have been subject to criticism from a corporate governance perspective in recent years.

In approving the declassification amendments, our board determined that the annual elections of directors would be in the best interests of all stockholders since it would give our stockholders more frequent opportunity to evaluate the performance of our directors by allowing them to vote with respect to each director they are entitled to elect annually rather than only once every three years. The declassification of the board compresses the time that it would take to replace a majority of our directors in annual elections from two years to one year. As a result, however, the declassification of the board will limit the effectiveness of our “poison pill” anti-takeover defensive measures because it will be easier for a hostile party to replace members of our board of directors and redeem our “poison pill”. Our “poison pill” or Rights Agreement was designed to protect Microtune from hostile take-over attempts that are not in the best interests of Microtune as they may not maximize the long term value of the company.

After due consideration of the various arguments in favor of and against a staggered board, and taking into account support of the amendment by the independent directors, the full board has concluded that it is in the best interests of our stockholders to declassify the board.

Vote Required

Our Amended and Restated Certificate of Incorporation provides that the affirmative vote of the holders of at least a majority of the shares of our outstanding common stock is required to approve the declassification amendment to our charter. Our Second Amended and Restated Bylaws provide that the affirmative vote of the holders of at least 66 2/3% of the shares of our outstanding common stock is required to approve the declassification amendment to our Second Amended and Restated Bylaws. As a result, the affirmative vote of the holders of at least 66 2/3% of the shares of our outstanding common stock is effectively required to approve Proposal No. 1.

Neither our Amended and Restated Certificate of Incorporation nor our Second Amended and Restated Bylaws will be amended and restated if Proposal No. 1 receives the affirmative vote of less than 66 2/3% of the shares of our outstanding common stock. For purposes of clarification, if the holders of greater than 50%, but less than 66 2/3%, of the shares of our outstanding common stock vote in favor of Proposal No. 1, then neither our Amended and Restated Certificate of Incorporation nor our Second Amended and Restated Bylaws will be amended and restated.

If the declassification amendments are approved by the requisite vote of stockholders, the declassification amendments will become effective upon the filing of the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. In such event, we will accept the resignations of each of all directors whose terms would not otherwise expire at our 2005 annual meeting, resulting in all directors being elected at our annual meeting for a one-year term to expire at the 2006 annual meeting of stockholders.

Proposal No. 1 will be considered before the election of directors at our annual meeting. If Proposal No. 1 is approved, the Restated Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware immediately after such approval. Following such filing and confirmation of effectiveness of the declassification amendments, the election of all seven members of our board will be held at such meeting. If Proposal No. 1 is not approved, the election of only those members of the board whose terms expire at the 2005 annual meeting will be held immediately following the announcement of the defeat of such proposal.

The board of directors unanimously recommends a vote “FOR” the declassification amendments.

PROPOSAL NO. 2

ELECTION OF DIRECTORS

The board of directors nominees for election of directors in the Regular Election and in the Alternate Election are identified in the tables below. In the event any such nominee, who has expressed an intention to serve if elected, fails to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the board of directors.

Regular Election

In the event that Proposal No. 1 is not approved by the stockholders, the following persons will stand for election. Alternatively, if Proposal No. 1 is approved by the stockholders, the following persons will stand for election together with all other directors identified below.

The following table shows Microtune’s current Class II directors who are nominees for election. Each nominee, if elected, will serve until our 2008 annual meeting of stockholders and until a qualified successor is elected, unless the nominee resigns or is removed from the board of directors before then.

Name	Age	Principal Occupation	Director Since
Steven Craddock	56	Senior Vice President of New Media Development, Comcast Corp.	2002
James A. Fontaine	47	Chief Executive Officer and President, Microtune, Inc.	2003
A. Travis White	60	Semi-Retired, Independent Consultant	2004

Steven Craddock became a director of Microtune in April 2002. Mr. Craddock has been the Senior Vice President of New Media Development for Comcast Corp. since June 1994, where he is responsible for the evaluation and development of new interactive multimedia and interactive technologies. He also serves as Comcast’s representative to CableLabs®, a research and development consortium sponsoring industry initiatives such as the DOCSIS, PacketCableTM and CableHomeTM standards. He currently serves on the boards of several privately-held companies. Mr. Craddock is a Licensed Professional Engineer and holds a B.S. in civil engineering and electrical engineering from the Virginia Military Institute.

James A. Fontaine became a director, Chief Executive Officer and President of Microtune in August 2003. Mr. Fontaine was retired from May 2002 until his return to Microtune in August 2003. Mr. Fontaine previously served as Microtune’s Chief Strategy Officer from October 2001 until May 2002, Office of the President from August 2001 until September 2001, President from February 1999 until August 2001, and Executive Vice President of Sales and Marketing from August 1998 until February 1999. Mr. Fontaine holds a B.S. in electrical engineering from Marquette University.

A. Travis White became a director of Microtune in January 2004. Mr. White has been semi-retired since January 2000. Prior to his retirement, Mr. White was President and Chief Executive Officer of Centillium Communications, Inc. from April 1998 through January 2000. Prior to April 1998, he was President of Sony Semiconductor Company of America and also Senior Vice President of Sony Corp., Japan. He currently serves on the boards of two privately-held companies, Zilker Labs, Inc. and Microprobe, Inc., and one public company, Staktek Holdings, Inc. In addition, Mr. White is involved in a number of chief executive officer coaching assignments. Mr. White holds a B.S. in biological sciences and chemistry from the University of Texas, El Paso.

The board of directors recommends a vote “FOR” each of the above nominees for election in the Regular Election or if Proposal No. 1 is approved, in the Alternate Election.

Alternate Election

The following persons are current Class I and III Directors whose terms do not expire at our 2005 annual meeting and who will not stand for election in the event Proposal No. 1 is not approved by our stockholders. However, in the event that Proposal No. 1 is approved by our stockholders, the following persons will stand for election together with the Class II directors identified above. If Proposal No. 1 is approved, all directors will be elected annually beginning with our 2005 annual meeting and will no longer be designated as Class I, II or III directors.

CLASS I DIRECTORS

The following persons are current Class I Directors whose terms will expire at the 2007 annual meeting of stockholders if Proposal No. 1 is not approved:

Name	Age	Principal Occupation	Director Since
Walter S. Ciciora	62	Independent Consultant	1996
Anthony J. Levecchio	58	President and Owner, The James Group	2003

Walter S. Ciciora became a director of Microtune in November 1996. Mr. Ciciora has been an independent consultant for companies in the cable, television, consumer electronics and telecommunications industries since October 1993. Mr. Ciciora holds a B.S., M.S. and Ph.D. in electrical engineering from the Illinois Institute of Technology and a M.B.A. from the University of Chicago.

Anthony J. LeVecchio became a director of Microtune in August 2003. Mr. LeVecchio has been the President and Owner of The James Group, Inc., a general business consulting firm, since 1988. He currently serves on the boards of directors of DG Systems, Ascendant Solutions and several privately-held companies. Mr. LeVecchio holds a Bachelor of Economics and a M.B.A. in Finance from Rollins College.

CLASS III DIRECTORS

The following persons are current Class III Directors whose terms will expire at the 2006 annual meeting of stockholders if Proposal No. 1 is not approved:

Name	Age	Principal Occupation	Director Since
James H. Clardy	70	Venture Partner, Austin Ventures	1996
William P. Tai	42	General Partner, Charles River Ventures	1998

James H. Clardy became a director of Microtune in August 1996, and served as a member of the Office of the President from June 2003 to August 2003. Mr. Clardy has been a venture partner of Austin Ventures, a venture capital firm, since January 1998. From October 1997 to January 1998, Mr. Clardy was a private consultant, and from October 1991 until October 1997, he was President of Crystal Semiconductor, a wholly-owned subsidiary of Cirrus Logic, Inc. Mr. Clardy assumed the role of interim Chief Executive Officer of D2 Audio in August 2004. He currently serves on the boards of directors of several privately-held companies. Mr. Clardy holds a B.S. in electrical engineering from the University of Tennessee.

William P. Tai became a director of Microtune in June 1998. Mr. Tai has been a general partner of Charles River Ventures since June 2002. He also has been a general partner/managing director of Institutional Venture Partners, a venture capital firm, since July 1997. Mr. Tai also serves on the board of Transmeta Corp., a provider of microprocessors. In addition, Mr. Tai serves on the boards of directors of several privately-held companies. Mr. Tai holds a B.S. in electrical engineering from the University of Illinois and a M.B.A. from Harvard Business School.

The board of directors recommends a vote “FOR” each of the

above nominees for election in the Alternate Election if Proposal No. 1 is approved.

PROPOSAL NO. 3

APPROVAL OF OUR 2000 DIRECTOR OPTION PLAN, WHICH WILL BE AMENDED AND RESTATED TO INCREASE THE ANNUAL OPTION GRANT TO EACH DIRECTOR PURSUANT TO THE PLAN AND INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE PURSUANT TO THE PLAN

Our board of directors has adopted, and recommends to the stockholders for approval, our 2000 Director Option Plan, which will be amended and restated as set forth in Exhibit C to this proxy statement (the “Amended and Restated 2000 Director Option Plan”). Under our 2000 Director Option Plan, outside directors receive an annual option grant to purchase 7,500 shares each year (vesting over two years) on the date of the annual meeting if serving on the board on that date. The Amended and Restated 2000 Director Option Plan increases the annual option grant to purchase shares of common stock from 7,500 shares to 24,000 shares per year (vesting over three years). In addition, the Amended and Restated 2000 Director Option Plan increases the number of shares of common stock that may be issued under the plan by 430,000 shares, from 457,000 shares to 887,500 shares.

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote is required to approve the Amended and Restated 2000 Director Option Plan. An abstention will be counted as a vote against approval since it is one less vote for approval. Broker non-votes will not affect the outcome since they are not considered “shares present” for voting purposes.

The following is a summary of the principal features of the 2000 Director Option Plan. Any Microtune stockholder who wishes to obtain a copy of the original plan document may do so upon written request to us at 2201 Tenth Street, Plano, Texas 75074.

Summary of the 2000 Director Option Plan

The following summary of the material provisions of the 2000 Director Option Plan reflects the terms and conditions of the 2000 Director Option Plan as currently in effect. Subject to stockholder approval of the Amended and Restated 2000 Director Option Plan, we intend to file a registration statement on Form S-8 under the Securities Act, covering the additional 430,000 shares of common stock issuable under the Amended and Restated 2000 Director Option Plan.

General. The 2000 Director Option Plan as adopted by the board of directors and approved by our stockholders became effective as of August 4, 2000 and was amended effective as of April 17, 2002 and February 27, 2004 and, contingent upon stockholder approval, amended and restated effective as of April 13, 2005. The purposes of the 2000 Director Option Plan are to enable us to attract and retain the best available personnel for service as non-employee directors, to provide additional incentive to non-employee directors to serve as directors, and to encourage their continued service on the board of directors.

Eligibility. Options may be granted under the 2000 Director Option Plan only to non-employee directors.

Administration. All grants of options under the 2000 Director Option Plan are automatic and nondiscretionary. No person will have the authority to select which non-employee directors are granted options or to determine the number of shares to be covered by the options.

Shares Subject to the 2000 Director Option Plan. Pursuant to the 2000 Director Option Plan, the aggregate number of shares of common stock that may be issued under the plan shall not exceed 457,500, as adjusted, in accordance with the caption “Adjustment Provisions” set forth below. As of December 31, 2004, options for 158,750 shares of common stock were outstanding under the 2000 Director Option Plan.

If any option granted under the 2000 Director Option Plan should lapse, expire, terminate, be forfeited or be cancelled without the issuance of shares, the common stock subject to or reserved for such option may be used again for new grants of options under the plan. However, shares that have actually been issued under the 2000 Director Option Plan upon the exercise of an option or right may not be returned to the 2000 Director Option Plan and may not become available for future distribution.

Adjustment Provisions. In the event of a stock split, stock dividend, reverse stock split, combination or reclassification of our common stock, the number of securities reserved for issuance under the 2000 Director Option Plan but which have not been granted and the exercise price for such options are proportionately adjusted, subject to any required actions by the stockholders.

Timing of Option Grants and Number of Underlying Shares. Non-employee directors shall receive an option to purchase 15,000 shares of common stock on the date he or she first becomes a non-employee director. As currently in effect, each non-employee director will also receive an option to purchase 7,500 shares on the date of the company’s annual stockholders’ meeting of each year, provided that he or she is a non-employee director on such date and has been a non-employee director for the preceding six months.

Exercise Price. The per share exercise price of each option granted under the plan shall be 100% of the fair market value per share of common stock on the date of grant. As of April 8, 2005, the market value of Microtune’s common stock was $4.30 per share.

Vesting of Options. The initial 15,000 options granted upon a non-employee director’s appointment vests 33 1/3% on each anniversary of their date of grant, provided that the non-employee director continues to serve as a director on such date.

The 7,500 options granted on the date of the company’s annual stockholders’ meeting of each year vests 50% on each anniversary of their date of grant, provided that the non-employee director continues to serve as a director on such date.

Option Period. Each option granted under the 2000 Director Option Plan shall have a term of ten years.

Payment. The exercise price of an option shall be paid in full at the time of exercise:

•	in cash;

•	by check;

•

through the surrender of previously-acquired shares of common stock having a fair market value equal to the exercise price of the option. This method of payment may only be used if the previously acquired shares have been held by the participant for at least six months, unless the committee in its discretion permits the use of shares held less than six months;

•	through consideration received by the company under a cashless exercise program; or

•	by a combination of the above.

Termination of Options Upon Termination Due to Disability. Upon the termination of services of a non-employee director by reason of disability (as defined in Section 22(e)(3) of the Internal Revenue Code), such participant’s options may be exercised within six months following the date of such termination, but not later than the expiration of the term of the options, to the extent the options are vested on the date of termination.

Termination of Options Upon Termination Due to Death. Upon the termination of services of a non-employee director by reason of death, such participant’s options may be exercised by the participant’s estate within twelve months following the date of such termination, but not later than the expiration of the term of the options, to the extent the options are vested on the date of termination.

Termination of Options Upon Termination Other than for Death or Disability. Upon the termination of a non-employee director’s service for any reason other than for cause, disability or death, such non-employee director’s options (to the extent vested prior to such termination) may be exercised by such participant during the three month period commencing on the date of termination, but not later than the expiration of the term of the options.

Term of Plan. The 2000 Director Option Plan shall continue until August 4, 2010, unless terminated earlier by the board of directors.

Nontransferability. During the lifetime of a participant, any option granted to him or her shall be exercisable only by him or her; provided, however that the participant may transfer, without payment of consideration, the option to any member of the participant’s immediate family or to a trust or partnership whose beneficiaries are members of the optionee’s immediate family. No option shall be assignable or transferable, except by will or by laws of descent and distribution, and no option shall be subjected to any encumbrance, pledge or charge of any nature, unless otherwise determined by the Compensation Committee in its discretion.

Federal Income Tax Consequences. The option grantee recognizes no income at the time the option is granted. Generally, at exercise, the option grantee recognizes ordinary income in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and we are entitled to a tax deduction in the same amount. Upon disposition of the shares by the stockholder, any gain or loss is treated as capital gain or loss.

Amendment or Discontinuance of the Plan. The board of directors may from time to time alter, amend or suspend the 2000 Director Option Plan, or may at any time terminate the plan. However, the board of directors must obtain stockholder approval of any amendment to the plan in order to comply with U.S. state corporate laws, U.S. federal and state securities laws, the Internal Revenue Code of 1986, as amended, and the Nasdaq National Market.

Outstanding Options. The number of shares acquirable pursuant to stock options that will be awarded under the 2000 Director Option Plan is not currently determinable. As of December 31, 2004, options to purchase an aggregate of 290,000 shares were available for grant under the plan. As of December 31, 2004, options to purchase 158,750 shares of common stock were outstanding under the 2000 Director Option Plan. Pursuant to the 2000 Director Option Plan, options to purchase 12,500 shares originally granted under the plan expired during 2004.

Proposal to Increase Annual Option Grant to Directors and Increase the Number of Shares Available for Issuance

Pursuant to its committee charter, the Compensation Committee conducted a review of the compensation currently provided to the board members. As a result of its review, the Compensation Committee cited the following factors necessitating an increase in annual board of directors compensation:

•	new corporate governance requirements that increase the responsibilities of directors;

•	the need to ensure that Microtune is competitive and can continue to attract and retain directors of the highest quality; and

•	market studies of similarly-situated businesses indicate that Microtune should increase its board of directors compensation package.

In August 2004, the Compensation Committee presented a proposal to the board of directors recommending, among other things, that it increase the annual option grant to directors. Under the 2000 Director Option Plan, outside directors currently receive an annual option grant to purchase 7,500 shares each year (vesting over two years) on the date of the annual meeting if serving on the board of directors on that date. The board of directors has adopted, subject to stockholder approval, a proposal that the 2000 Director Option Plan be amended and restated to increase the annual option grant to purchase shares of common stock from 7,500 shares (vesting over two years) to 24,000 shares per year (vesting over three years). If the stockholders approve the proposal to amend and restate our 2000 Director Option Plan, our outside directors serving on the board on the date of our 2005 annual meeting will receive the increased annual option grant of 24,000 shares per year beginning on the date of our 2005 annual meeting.

Hypothetically speaking, if the stockholders approved the board’s proposal to increase the annual option grant to directors and did not concurrently approve an increase in the total number of shares available for issuance pursuant to the plan, there would be an insufficient number of shares available for issuance pursuant to the plan during the next twelve months. As a result, the board has adopted, subject to stockholder approval, a proposal that the plan be amended and restated to increase the aggregate number of shares of common stock that may be issued under the plan by 430,000 shares from 457,500 shares to 887,500 shares, thereby assuring that sufficient shares are available for future grants.

For purposes of clarification, the stockholders are being asked to vote on a single proposal to approve the Amended and Restated 2000 Director Option Plan as set forth in Exhibit C to this proxy statement. Stockholders may vote for or against, or abstain from voting for or against, the proposed Amended and Restated 2000 Director Option Plan, and in doing so effectively vote for or against, or abstain from voting for or against an increase in both the annual option grant to directors and the number of shares available for issuance pursuant to the plan. As a result, stockholders may not concurrently vote for an increase in the annual option grant and vote against an increase in the number of shares available for issuance pursuant to the plan, or vice versa.

If the board’s proposal is approved by stockholders, the 2000 Director Option Plan of Microtune will be amended and restated effective April 13, 2005.

The board of directors recommends a vote FOR approval of the proposed Amended and Restated 2000 Director Option Plan.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Ernst & Young LLP as our independent auditors to perform the audit of our financial statements for the fiscal year ending December 31, 2005, and we are asking stockholders to ratify this selection. Representatives of Ernst & Young LLP are expected to be present at our annual meeting. They will have the opportunity to make a statement at our annual meeting if they wish to do so, and they will be available to respond to appropriate questions from stockholders.

Fees Paid to Ernst & Young LLP

The following table sets forth the amount of audit fees, audit-related fees, tax fees and all other fees billed or expected to be billed by Ernst & Young LLP for the years ended December 31, 2004 and 2003.

	2004	2003
Audit fees (1)	$810,000	$1,330,000
Audit-related fees (2)	1,600	1,500
Tax fees and all other fees (3)	69,000	145,000

Total fees	$880,600	$1,476,500

Ernst & Young LLP did not render professional services relating to financial information systems design and implementation for the years ended December 31, 2003 and 2004.

(1)	Audit fees are generated from services consisting of the annual audits of our consolidated financial statements included in Form 10-K, the annual audit on effectiveness of internal controls over financial reporting, quarterly reviews of our consolidated financial statements included in Form 10-Q, as well as, statutory audits of our foreign subsidiaries, services related to filings made with the Securities and Exchange Commission and accounting advisory services related to financial accounting matters.
(2)	Audit-related fees are generated from the use of Ernst & Young LLP’s online research tool.
(3)	Tax fees are generated from services including but not limited to assistance with certain tax compliance matters and various tax planning consultations.

The Audit Committee has determined that the services provided to Microtune are compatible with maintaining Ernst & Young LLP’s independence. For more information about Ernst & Young LLP, please see the “Report of the Audit Committee of the Board of Directors” on page 25.

In general, all services must be pre-approved at duly convened meetings of the Audit Committee or by the Chairman of the Audit Committee. Any services approved by the Audit Committee Chairman are required to be discussed at the following regular meeting of the Audit Committee. All fees paid in 2004 were approved in accordance with these procedures.

The board of directors and, more specifically, the Audit Committee recommend a vote FOR ratification of the selection of Ernst & Young LLP as our independent auditors for fiscal year 2005.

OTHER INFORMATION

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the executive officers of Microtune as of April 25, 2005:

Name	Age	Position
James A. Fontaine	47	Chief Executive Officer and President
Rob-Roy J. Graham	52	Chief Development Officer, Vice President and Secretary
Albert H. Taddiken	41	Chief Operating Officer
Robert S. Kirk	44	Vice President of Worldwide Sales
Justin M. Chapman	31	Vice President of Accounting
Phillip D. Peterson	35	General Counsel
Barry F. Koch	39	Managing Director, Microtune GmbH & Co. KG

Biographical information concerning Mr. Fontaine is set forth under “Election of Directors” on page 9.

Rob-Roy J. Graham was named Chief Development Officer and Vice President in November 2004 and Secretary in March 2004. Mr. Graham served as Chief Financial Officer for Microtune from August 2003 until November 2004. Previously, Mr. Graham was Chief Financial Officer for Intervoice, Inc. from August 1994 to July 2003 and Controller for Intervoice, Inc. from August 1992 to August 1994. Mr. Graham holds a B.A. from DePauw University and a M.B.A. from Tulane University.

Albert H. Taddiken was named Chief Operating Officer in August 2003. Mr. Taddiken also served as a member of the Office of the President from June 2003 through August 2003, Chief Technical Officer from September 2001 to August 2003, General Manager, Broadband Business Unit from December 2001 through June 2003, Vice President, IC Engineering from May 1998 through December 2001 and as Director, RFIC Development from November 1996 through April 1998. Mr. Taddiken began his career at Texas Instruments. Mr. Taddiken holds a B.S.E.E. from the Massachusetts Institute of Technology.

Robert S. Kirk was named Vice President of Worldwide Sales in October 2003. Mr. Kirk served as Vice President of Sales, North America from March 2003 to October 2003. Mr. Kirk was Vice President of Sales, Northern Europe for Avnet from August 2001 to March 2003, and Vice President of Sales, North America for On Semiconductor from May 1982 to August 2001. Mr. Kirk holds a B.S.E.E. from Purdue University.

Justin M. Chapman was named Vice President of Accounting and principal financial and accounting officer in November 2004. He has held several related positions at Microtune from August 2001, directing the domestic and international accounting functions and performing financial planning and analysis. Previously, Mr. Chapman was the Manager of Financial Planning at IP Communications, Inc. from June 2000 to July 2001. Mr. Chapman began his career at Ernst & Young LLP. Mr. Chapman is a Certified Public Accountant and holds a B.B.A from the University of Oklahoma.

Phillip D. Peterson was named General Counsel in April 2004. Mr. Peterson was an attorney with Cox & Smith Incorporated from September 2002 to October 2003 and with Gray Cary Ware & Freidenrich, LLP from March 2000 to January 2002. Prior to that, he was an attorney with King & Spalding LLP from April 1999 to March 2000 and Fulbright & Jaworski L.L.P. from November 1997 to February 1999. Mr. Peterson holds a J.D. from the University of Texas School of Law and a B.A. from Trinity University.

Barry F. Koch was named Managing Director of Microtune GmbH & Co. KG, a German subsidiary of Microtune, in May 2000. Mr. Koch joined Microtune GmbH & Co. KG as Director of Advanced Development in January 2000 at the time of Microtune’s combination with Temic Telefunken Hochfrequenztechnik GmbH. Mr. Koch had been with Temic Telefunken Hochfrequenztechnik GmbH and its predecessors since June 1995. In addition, Mr. Koch has held a number of positions at Microtune concurrently with his positions at Microtune GmbH & Co. KG. Mr. Koch was named Vice President and Co-General Manager of Microtune’s Broadband Business Unit in January 2004. Prior to that, Mr. Koch served as Vice President and General Manager of Microtune’s Automotive Business Unit from December 2001 until January 2004, and as Vice President of Systems Engineering from May 2001 until December 2001. Mr. Koch holds a B.S.E.E. from the University of Missouri-Rolla and a M.S.E.E. from Purdue University.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Equity Compensation Plan Information

Information regarding stock-based compensation awards outstanding and available for future grants as of December 31, 2004, segregated between stock-based compensation plans approved by stockholders and stock-based compensation plans not approved by stockholders, is presented in the table below:

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Awards	Weighted-Average Exercise Price of Outstanding Awards	Number of Shares Available for Future Grants
Plans approved by stockholders	6,722,909	$2.94	6,651,214
Assumed plans of acquired companies	3,953	0.18	—

Total	6,726,862	$2.94	6,651,214

Share Ownership of Directors and Officers

The following table shows shares of our common stock that we believe are owned as of March 1, 2005 by:

1.	Each stockholder owning 5% or more of our common stock;

2.	Our Chief Executive Officer and our other four most highly compensated executive officers for fiscal 2004;

3.	Each director; and

4.	All current directors and executive officers as a group.

We have included any options held by each stockholder that are exercisable within 60 days of March 1, 2005 (i.e., May 1, 2005). We calculated the “Percent of Class” based on 51,989,757 shares of our common stock outstanding on March 1, 2005.

Name of Beneficial Owner	Number of Shares	Percentage of Shares Beneficially Owned
Institutional Venture Partners VII (1)	2,778,668	5.3%
Simon J. Michael (2)	2,600,400	5.0%
Douglas J. Bartek (3)	3,030,674	5.8%
Franklin Resources, Inc. (4)	4,151,000	8.0%
Walter S. Ciciora (5)	137,083	*
James H. Clardy (6)	99,083	*
Steven Craddock (7)	17,000	*
James A. Fontaine (8)	392,742	*
Rob-Roy J. Graham (9)	140,832	*
Robert S. Kirk (10)	82,838	*
Barry F. Koch (11)	118,143	*
Anthony J. LeVecchio (12)	16,083	*
Albert H. Taddiken (13)	422,420	*
William P. Tai (14)	2,710,917	5.2%
A. Travis White (15)	7,833	*
All directors and current executive officers as a group (13 Persons)	4,194,748	8.1%

*	Less than 1% of the outstanding shares of common stock.
(1)	Includes 94,773 shares held by Institutional Venture Management VII, 2,597,061 shares held by Institutional Venture Partners VII and 86,834 shares held by IVP Founders Fund I, L.P. The address for these funds is 3000 Sandhill Rd, Building 2, Suite 290, Menlo Park, CA 94025.
(2)	Based upon an Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 1, 2005 by Simon J. Michael and Balch Hill Capital, LLC, all whose address is 2778 Green Street, San Francisco, CA 94123. The 13G states that:
(i)	Simon J. Michael has sole voting power and sole dispositive power with respect to 500,400 shares and shared voting power and shared dispositive power with respect to 2,100,000 shares; and
(ii)	Balch Hill Capital, LLC has shared voting power and shared dispositive power with respect to 2,100,000 shares.
(3)	Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2005 by Douglas J. Bartek whose address is P.O. Box 294, Frisco, TX 75034. The 13G states that 3,030,674 shares of common stock outstanding are held of record by limited partnerships for which Mr. Bartek serves as a general partner.
(4)	Based upon Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 by Franklin Resources, Inc., whose address is One Franklin Parkway, San Mateo, CA 94403. The 13G states that:
(i)	Franklin Resources, Inc. has no sole or shared voting power and no sole or shared dispositive power;
(ii)	Charles B. Johnson has no sole or shared voting power and no sole or shared dispositive power;

(iii)	Rupert H. Johnson, Jr. has no sole or shared voting power and no sole or shared dispositive power;
(iv)	Franklin Advisers, Inc. has sole voting power and sole dispositive power with respect to 2,924,500 shares and no shared voting or dispositive power; and
(v)	Fiduciary Trust Company International has sole voting power and sole dispositive power with respect to 1,226,500 shares and no shared voting or dispositive power.
(5)	Mr. Ciciora has sole voting power and sole dispositive power with respect to 80,000 shares and shared voting power and shared dispositive power with respect to 38,000 shares. Also includes 19,083 shares for options which are immediately exercisable or become exercisable within 60 days.
(6)	Includes 25,000 shares of common stock held by trusts, of which Mr. Clardy acts as co-trustee, for the benefit of Mr. Clardy’s children, none of whom are dependents of Mr. Clardy. Mr. Clardy has sole voting power and sole dispositive power with respect to 55,000 shares and shared voting power and shared dispositive power with respect to 25,000 shares. Also includes 19,083 shares for options which are immediately exercisable or become exercisable within 60 days.
(7)	Includes 17,000 shares for options which are immediately exercisable or become exercisable within 60 days.
(8)	Includes 22,000 shares of common stock outstanding held by JSCJ Ventures, Ltd., of which Mr. Fontaine is the general partner. Mr. Fontaine has sole voting power and sole dispositive power with respect to 73,830 shares and shared voting power and shared dispositive power with respect to 22,000 shares. Also includes 296,912 shares for options which are immediately exercisable or become exercisable within 60 days.
(9)	Includes 137,223 shares for options which are immediately exercisable or become exercisable within 60 days.
(10)	Includes 82,838 shares for options which are immediately exercisable or become exercisable within 60 days.
(11)	Includes 116,194 shares for options which are immediately exercisable or become exercisable within 60 days.
(12)	Mr. LeVecchio has sole voting power and sole dispositive power with respect to 13,250 shares. Also includes 2,833 shares for options which are immediately exercisable or become exercisable within 60 days.
(13)	Includes 147,162 shares held by Taddiken Investments, Ltd. of which Mr. Taddiken is the general partner. Also includes 275,258 shares for options which are immediately exercisable or become exercisable within 60 days.
(14)	Includes 55,117 shares held by Institutional Venture Management VII and 2,597,061 shares held by Institutional Venture Partners VII. Mr. Tai is a general partner of each of these partnerships, shares voting and dispositive power with respect to the shares held by each of these entities and disclaims beneficial ownership of the shares held by these entities, except to the extent of his pecuniary interest. Mr. Tai has sole voting power and sole dispositive power with respect to 39,656 shares. Also includes 19,083 shares for options which are immediately exercisable or become exercisable within 60 days.
(15)	Includes 7,833 shares for options which are immediately exercisable or become exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires holders of more than 10% of our common stock to file with the U.S. Securities Exchange Commission reports regarding their ownership and changes in ownership of our stock. We believe that during fiscal 2004 our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements, with the exception of Mr. Fontaine’s inadvertent omission of 5,830 shares of common stock from a Form 4 filed with the Securities and Exchange Commission on August 13, 2004. Mr. Fontaine filed an Amendment to this Form 4 on February 23, 2005 to correct this inadvertent error. In making these statements, we have relied upon examination of the copies of Forms 3, 4 and 5 provided to us and the written representations of our directors and officers.

EXECUTIVE COMPENSATION

The following table shows compensation earned during fiscal 2004, 2003 and 2002 by Microtune’s Chief Executive Officer and Microtune’s other four most highly compensated executive officers for fiscal 2004. These people are called the “Named Officers.” The information in the table includes salaries, bonuses, performance sharing, and stock options and restricted stock awards and other miscellaneous compensation. Microtune has not granted stock appreciation rights and has no long-term compensation benefits other than stock options. For information about employment contracts and change-of-control arrangements between Microtune and the Named Officers, see the discussion immediately following this table.

SUMMARY COMPENSATION TABLE

The information in the table includes salaries, bonuses, and stock options and restricted stock awards and other miscellaneous compensation. We have not granted stock appreciation rights and have no long-term compensation benefits other than stock options. For information about employment contracts and change-of-control arrangements between us and the Named Officers, see the discussion immediately following this table.

	Year	Annual Compensation		Long-Term Compensation Awards	All Other Compensation
Name and Principal Position		Salary($)	Bonus($)	Options(#)
James A. Fontaine Chief Executive Officer and President	2004 2003 2002	250,000 114,793 80,035	120,000 — —	93,831 800,000 —	536 — —	(1)
Albert H. Taddiken Chief Operating Officer	2004 2003 2002	204,632 156,261 127,096	80,000 — —	100,495 300,241 10,500	280 — —	(1)
Rob-Roy J. Graham Chief Development Officer, Vice President and Secretary	2004 2003 2002	225,000 79,327 —	70,000 25,000 —	73,446 300,000 —	— — —
Robert S. Kirk Vice President, Worldwide Sales	2004 2003 2002	152,016 119,095 —	52,200 — —	80,516 174,490 —	61,326 70,270 —	(2) (3)
Barry F. Koch (4) Managing Director, Microtune GmbH & Co. KG	2004 2003 2002	160,632 134,783 109,433	25,673 — —	41,337 262,671 12,000	14,503 12,280 10,260	(5) (5) (5)

(1)	These amounts consist solely of reimbursement for life insurance premiums paid by Microtune.
(2)	$61,228 of this amount is attributable to sales commissions; $98 of this amount consists of reimbursement for life insurance premiums paid by Microtune.
(3)	$16,875 of this amount is attributable to sales commissions; $47,395 of this amount consists of moving expenses paid by Microtune; $6,000 of this amount consists of an automobile allowance paid by Microtune.
(4)	Mr. Koch is compensated in Euros; the salary and bonus amounts herein for the years 2004, 2003 and 2002 reflect the conversion from Euros to U.S. dollars using the average exchange rate in effect for each of 2004, 2003 and 2002, respectively.
(5)	These amounts consist solely of an automobile allowance paid by Microtune.

CHANGE OF CONTROL ARRANGEMENTS/EMPLOYMENT AGREEMENTS

Shares of our common stock subject to options granted under our Amended and Restated 1996 Stock Option Plan and 2000 Stock Plan generally vest over five years, with 20% of the shares vesting after one year and the remaining shares vesting in monthly installments over the following 48 months. The option agreements for some of the key employees provide for variations in the standard vesting and for accelerated vesting of a portion of the employee’s unvested option shares if the employee is terminated without cause by the surviving corporation following a change of control. If such acceleration is provided, change of control is defined in the employee’s option or employment agreement, but typically is defined to mean the sale of all or substantially all of our assets, or the acquisition of us by another entity by means of consolidation or merger pursuant to which our stockholders immediately prior to such transaction shall hold less than 50% of the voting power of the surviving corporation.

Change of Control Agreements

On August 26, 2003, we entered into our standard form of Change of Control Agreement with each of Messrs. Fontaine, Taddiken, Graham and Kirk. We entered into our standard form of Change of Control Agreement with Justin M. Chapman and Phillip D. Peterson on November 29, 2004, and January 20, 2005, respectively.

Under this agreement, if any of the foregoing executives’ employment is terminated within six months following a change of control, they are entitled to a lump sum equal to their respective base annual compensation plus the highest bonus paid to them in the three years immediately prior to the change of control. In addition, all unvested stock options, stock appreciation rights and restricted stock awards will immediately vest equal to the number of shares that would have vested over the twelve month period following their termination.

If their employment is terminated after six months but within twelve months following a change of control, they are entitled to a lump sum equal to 50% of their respective base annual compensation plus 50% of the highest bonus paid to them in the three years immediately prior to the change of control. In addition, all unvested stock options, stock appreciation rights and restricted stock awards will immediately vest equal to the number of shares that would have vested over the six month period following their termination.

Employment Agreements

We do not currently enter into employment agreements with our executive officers who are all employed on an “at will” basis. If this practice negatively impacts our ability to attract and retain executive officers in the future, we may modify this policy.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have not been a party to any transaction that involved more than $60,000 between us and an executive officer, director or 5% stockholder or any of their immediate family members since the beginning of fiscal 2004 or that involved indebtedness to or payments from us during fiscal 2004 other than as described under the caption “Executive Compensation” and the transactions described below. The discussion does not address compensation paid in connection with employment or board of directors service.

We believe that all transactions between us and our officers, directors, principal stockholders and other affiliates have been and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

OPTION GRANTS IN FISCAL 2004

The following table shows information about stock option grants to the Named Officers during fiscal 2004. These options are included in the “Summary Compensation Table” above. The options have an exercise price equal to the closing price on the date of the grant. Securities and Exchange Commission rules require us to show hypothetical gains that the Named Officers would have for these options at the end of their 10 year term. We calculated these gains assuming annual compound stock price appreciation of 5% and 10% from the date the option was originally granted to the end of the option term. The 5% and 10% assumed annual compound rates of stock price appreciation are provided as required by Securities and Exchange Commission rules. They are not our estimate or projection of future stock prices.

Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock, overall market conditions and the option holders’ continued employment through the vesting period. This table does not take into account any actual appreciation in the price of the common stock from the date of grant to the present.

		Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term($)
		Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal 2004	Exercise Price ($/Sh)	Expiration Date
Name						5%	10%
James A. Fontaine	(1)	27,163	1.17%	3.20	6/3/2014	54,665	138,531
	(2)	66,668	2.86%	4.47	8/18/2014	187,414	474,945
Albert H. Taddiken	(3)	21,731	0.93%	3.20	6/3/2014	43,733	110,828
	(4)	40,220	1.73%	4.47	8/18/2014	113,065	286,528
	(5)	38,544	1.65%	4.47	8/18/2014	108,353	274,589
Rob-Roy J. Graham	(6)	24,446	1.05%	3.20	6/3/2014	49,197	124,674
	(7)	24,000	1.03%	4.47	8/18/2014	67,468	170,977
	(8)	25,000	1.07%	4.47	8/18/2014	70,279	178,101
Robert S. Kirk	(9)	520	0.02%	3.20	6/3/2014	1,046	2,652
	(10)	15,996	0.69%	3.20	6/3/2014	32,191	81,579
	(11)	373	0.02%	4.47	8/18/2014	1,049	2,657
	(12)	23,627	1.01%	4.47	8/18/2014	66,419	168,319
	(13)	40,000	1.72%	4.47	8/18/2014	112,446	284,961
Barry F. Koch	(14)	16,337	0.70%	3.20	6/3/2014	32,878	83,318
	(15)	25,000	1.07%	4.47	8/18/2014	70,279	178,101

(1)	13,581 options vested on December 1, 2004; 13,582 options vest on June 1, 2005.
(2)	These options vest monthly from August 1, 2007 through December 1, 2007.
(3)	10,865 options vested on December 1, 2004; 10,866 options vest on June 1, 2005.
(4)	These options vest monthly from July 1, 2007 through December 1, 2007.
(5)	These options vest according to the following schedule:
(i)	1,752 options vest on January 1, 2006;
(ii)	19,272 options vest monthly from December 1, 2005 through December 1, 2006;
(iii)	1,752 options vest on January 1, 2007; and
(iv)	15,768 options vest monthly from December 1, 2005 through October 1, 2007.
(6)	12,223 options vested on December 1, 2004; 12,223 options vest on June 1, 2005.
(7)	These options vest monthly from December 1, 2005 through December 1, 2007.
(8)	These options vest monthly from August 1, 2007 through December 1, 2007.
(9)	These options vest on June 1, 2005.

(10)	8,258 options vested on December 1, 2004; 7,738 options vest on June 1, 2005.
(11)	These options vest on January 1, 2006.
(12)	627 options vest on January 1, 2006; 1,000 options vest on February 1, 2006; 22,000 options vest monthly from December 1, 2005 through December 1, 2007.
(13)	1,000 options vested on September 1, 2004; 39,000 options vest monthly from August 1, 2004 through December 1, 2007.
(14)	8,168 options vested on December 1, 2004; 8,169 options vest on June 1, 2005.
(15)	These options vest monthly from July 1, 2007 through December 1, 2007.

Option Exercises and Fiscal Year-End Values

The following table shows information about the value realized on option exercises for each of the Named Officers during fiscal 2004, and the value of their unexercised options at the end of fiscal 2004. Value realized, is based on the closing fair market value of our common stock as quoted on the Nasdaq National Market on the date of exercise, less the per share exercise price, multiplied by the number of shares issued. Value at fiscal year end is measured as the difference between the exercise price and fair market value on December 31, 2004, which was $6.11 as quoted on the Nasdaq National Market.

	Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
James A. Fontaine	50,000	68,950	230,247	613,584	778,352	1,967,528
Albert H. Taddiken	—	—	255,256	347,980	1,154,709	1,139,240
Rob-Roy J. Graham	—	—	112,223	261,223	376,569	797,929
Robert S. Kirk	—	—	65,501	189,505	228,678	564,156
Barry F. Koch	33,014	109,383	96,193	189,468	336,832	613,291

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

We, James H. Clardy and Walter S. Ciciora, are the current members of the Compensation Committee. We are non-employee directors and meet the independence standards of the Nasdaq National Market and Securities and Exchange Commission.

The Compensation Committee sets, reviews and administers Microtune’s compensation programs. Our role is to establish and recommend salaries and other compensation paid to the Chief Executive Officer and the other executive officers and to administer Microtune’s stock and benefit plans. For executive officers, we approve all stock option grants, base salaries and any cash bonus payments. In addition we review all stock option grants to employees.

Compensation Philosophy

Our primary goals are to attract and retain qualified executives, motivate and reward our executive officers responsible for achieving our strategic objectives and maximize shareholder value. We review and consider the compensation of all levels of employees within Microtune to provide an appropriate context for executive compensation decisions. We also review executive compensation at certain peer companies to ensure that our compensation levels are competitive. At this time, the principal means of compensation are base salaries and long-term incentives.

Our executive compensation program includes incentive compensation related to and contingent upon Microtune’s performance. The incentive plans pursuant to which such awards are made have been approved by our stockholders and are designed to comply with the requirements of federal tax laws on deductibility.

Base Salary

The base salaries of executive officers, including the Chief Executive Officer, are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in technology companies of reasonably similar size. We review executive salaries annually and recommend to the board of directors salary adjustments as appropriate to reflect changes in the market conditions and individual performance and responsibility.

Bonus

Microtune does not currently have an executive officer bonus program. Bonuses, if any, are awarded to executive officers based on the individual performance of the executive. In June 2004, we recommended, and the board approved, the award of discretionary cash bonuses to certain of our executive officers in recognition of their efforts to achieve the successful settlement of our intellectual property litigation and other legacy issues confronting Microtune.

Stock Options

Long-term incentive awards are an important and significant element of the total compensation package for Microtune executives. Under the Microtune 2000 Stock Plan, stock options to purchase Microtune common stock may be granted to executive officers and employees. Upon joining Microtune, the number of shares of Microtune common stock underlying an option grant and any subsequent grants are based in part on the competitive environment of the technology industry, while also maintaining an overall sense of fairness in the compensation distributed to our employees. In granting stock-based awards, we consider the long-term compensation paid for similar executive positions by peer companies, the number of unvested equity-based awards held by the executive officer and the executive officer’s performance. We believe stock option grants are an effective method of incenting executives to take a longer-term view of Microtune’s performance and to ensure that the executives’ interests and the stockholders’ interests are aligned.

Chief Executive Officer Compensation

The Compensation Committee followed the same philosophy and principles described above in determining compensation for Mr. Fontaine, President and Chief Executive Officer of Microtune.

Mr. Fontaine received an annual base salary of $250,000 in 2004. We believe that the annual salary for Mr. Fontaine is comparable to the median salary of chief executive officers in comparable technology companies. In addition to his annual base salary, we awarded Mr. Fontaine a $120,000 bonus based on his successful guidance of the company through the intellectual property litigation settlement negotiations and final settlement, securing a $22.5 million settlement payment from Broadcom Corporation. Mr. Fontaine also received stock option grants to purchase 93,831 shares of Microtune’s common stock.

We believe that Mr. Fontaine’s compensation is appropriate given the significant legal challenges facing the company in 2004 and the efforts required of him to guide Microtune through their resolution. Factors considered by the Compensation Committee in maintaining Mr. Fontaine’s total compensation included the following: under Mr. Fontaine’s leadership in 2004, Microtune’s common stock was relisted on the Nasdaq National Market; Microtune settled all of its outstanding intellectual property litigation with Broadcom Corporation on terms favorable to the company; and finally, Microtune settled the consolidated securities class action litigation and consolidated derivative litigation on terms that had an insignificant financial impact on the company.

Other

Other elements of executive compensation include medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan. Microtune did not match contributions in the 401(k) Plan in fiscal 2004. No other special plans or benefits are offered to our executive officers which are not generally made available to all other employees. We have considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers, unless such compensation is performance-based. Since the cash compensation of each of the executive officers is below $1 million, we believe that any options granted under the 2000 Stock Plan will meet the requirements of being performance-based. Further, we believe that Section 162(m) will not reduce any tax deduction available to Microtune for the tax year ended December 31, 2004.

Compensation Committee Members

James H. Clardy

Walter S. Ciciora

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

We, Anthony J. LeVecchio, Steven Craddock and A. Travis White, are the current members of the Audit Committee and each of us is a non-employee director. The board of directors has determined that Mr. LeVecchio is an “audit committee financial expert” and all current members of the Audit Committee are “independent” in accordance with the applicable regulations of the Securities and Exchange Commission and all applicable corporate governance rules of the Nasdaq National Market. We assist the board of directors in its oversight of Microtune’s financial accounting, reporting and controls. We operate under a written charter that both the board of directors and we have approved. We also evaluate the performance and independence of Microtune’s independent auditors.

Management is responsible for the preparation, presentation and integrity of Microtune’s financial statements, including setting the accounting and financial reporting principles and establishing the internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards and issuing a report on the consolidated financial statements. We oversee these processes. As part of that oversight, we require that the independent auditors report directly to the Audit Committee.

We have the authority to conduct investigations into any matters that we deem appropriate, and we may retain, at Microtune’s expense, special legal, accounting or other consultants or experts of our choosing that we deem necessary in performing our oversight function.

We reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with management and the independent auditors. We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees, as amended. We received the written disclosures and the letter from the independent auditors required by Independence Standards board of directors Standard No. 1, Independence Discussions with Audit Committees. We discussed with Ernst & Young LLP that firm’s independence and considered whether the provision of non-audit services by the independent auditors was compatible with maintaining the auditors’ independence and pre-approve any non-audit services on a case-by-case basis. Based on the reports, discussions and review described in this report, and subject to the limitations on our role and responsibilities, we recommended to the board of directors that the audited financial statements be included in Microtune’s Annual Report on Form 10-K for fiscal 2004, and the board of directors approved such inclusion. The board of directors and we also recommended the selection of Ernst & Young LLP as independent auditors for fiscal 2005.

Each member of the Audit Committee is an “independent director” as defined under the rules of the National Association of Securities Dealers, Inc. regarding audit committees. No member of the Audit Committee is associated with entities that hold in the aggregate more than five percent (5%) of the outstanding common stock of Microtune.

AUDIT COMMITTEE MEMBERS

Anthony J. LeVecchio

Steven Craddock

A. Travis White

PERFORMANCE GRAPH

The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, from the effective date of our initial public offering on August 4, 2000 through December 31, 2004, with the Nasdaq Composite Index and the Philadelphia Semiconductor Index. The graph assumes that $100 was invested in Microtune’s common stock at $16.00 per share in the above indices on August 4, 2000. We were delisted from the Nasdaq National Market effective July 7, 2003. From July 8, 2003 to April 25, 2004, our shares of common stock were quoted on the “pink sheets,” which generally entailed higher transaction costs for trades and reduced liquidation ability. Our common stock was relisted for trading on the Nasdaq National Market effective April 26, 2004.

The comparisons in the graph below are based on historical data with our common stock prices based on the closing price on the dates indicated and are not intended to forecast the possible future performance of our common stock.

Comparison of 5 Year Cumulative Total Return

as of December 2004

Assumes Initial Investment of $100

OTHER MATTERS

Our board of directors does not currently intend to bring any other business before our annual meeting and is not aware of any other business to be brought before our annual meeting. If any other business is properly brought before our annual meeting, including consideration of a motion to adjourn or postpone our annual meeting in order to, among other things, solicit additional proxies, the proxy holders will vote the proxies based on their judgment.

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at our annual meeting may request reasonable assistance or accommodation from us by contacting Barbara Ureste at Microtune, Inc., 2201 10th Street, Plano, Texas 75074. The telephone number at that location is (972) 673-1600. To provide us sufficient time to arrange for reasonable assistance or accommodation, please submit requests by May 18, 2005.

It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to complete and return the accompanying proxy card in the envelope that has been enclosed, at your earliest convenience.

FOR THE BOARD OF DIRECTORS

DATED: April 27, 2005

APPENDIX 1

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

PURPOSES

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Microtune, Inc., a Delaware Corporation (the “Company”), is to assist the Board in fulfilling its oversight responsibilities related to the Company’s financial accounting, reporting and controls. The Committee’s principal functions are as follows:

•	the integrity of the Company’s financial statements;

•	the adequacy of the Company’s system of internal controls;

•	the Company’s compliance with legal and regulatory requirements;

•	the qualifications and independence of the Company’s independent auditors; and

•	the performance of the Company’s independent auditors and of the Company’s internal audit function.

AUTHORITY

The Committee shall be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Company personnel and documents and the Company’s independent auditors. The Committee shall also have authority, with notice to the Chairman of the Board, to engage outside legal, accounting and other advisors as it deems necessary or appropriate.

MEMBERSHIP

The Committee members will be appointed by, and will serve at the discretion of, the Board and will consist of at least three members of the Board whose qualifications include financial literacy, independence and accounting or related financial expertise as determined under the Sarbanes-Oxley Act (the “Act”) and applicable rules and regulations of the Nasdaq Stock Market (the “Rules”). At least one member of the Committee must be a “financial expert” under the requirements of the Act. No member of the Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board determines that such simultaneous service will not impair the ability of such member to effectively serve on the committee.

If the Committee is unable find three members all of whom qualify as independent, a director who does not qualify as independent may serve until such time an independent member is available. The fact that not all Committee members are independent shall be disclosed annually to investors.

No member of the Committee shall receive compensation other than director’s fees for service as a director of the Company, including reasonable compensation for serving on the Committee and regular benefits that other directors receive.

MEETINGS AND PROCEDURES

The Committee will convene at least four times each year and may call special meetings as required. Meetings may be called by the Chair of the Committee or the Chairman of the Board. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors. The Audit Committee may establish its own schedule and shall provide such schedule to the Board of Directors in advance.

The Audit Committee will meet separately with the Company’s chief residing executive officer ( ie either the CEO or the President) and separately with the Company’s Chief Financial Officer at least annually to review the internal controls of the Company. The Audit Committee will meet with the independent auditors of the

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Company at such times, as it deems appropriate to review the independent auditor’s examination and management report.

RESPONSIBILITIES

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or determine whether the Company’s financial statements are complete and accurate and prepared in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Committee to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations or the Company’s policies and procedures.

The responsibilities of the Audit Committee shall include:

(a) Financial Reporting. The Committee shall monitor the preparation by management of the Company’s quarterly and annual external financial reports. In carrying out this responsibility, the Committee shall:

•	review with management the significant judgments and estimates used in developing the financial reports and the major issues addressed;

•	review the accounting and reporting treatment of significant transactions outside the Company’s ordinary operations;

•	review with management and the Company’s independent auditors significant changes to the Company’s accounting principles or their application as reflected in the financial reports;

•	meet periodically with the Company’s independent auditors (in private, as appropriate)

(i)	to review their reasoning in accepting or questioning significant decisions made by management in preparing the financial reports;

(ii)	to review any audit problems or difficulties and management’s response;

(iii)	to review any outstanding disagreements with management that would cause them to issue a non-standard report on the Company’s financial statements;

(iv)	to examine the appropriateness of the Company’s accounting principles (including the quality, not just the acceptability, of accounting principles) and the clarity of disclosure practices used or proposed;

(v)	to determine if any restrictions have been placed by management on the scope of their audit, and

(vi)	to discuss any other matters the Committee deems appropriate;

•	meet periodically in private with the Company’s management;

•	review earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies; and

•	review quarterly and annual financial statements and discuss their appropriateness with management and the Company’s independent auditors, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

(b) Relationship with Independent Auditors. The Committee shall bear primary responsibility for overseeing the Company’s relationship with its independent auditors. In carrying out this responsibility, the Committee shall:

•	retain and terminate, if appropriate, the Company’s independent auditors, in consultation with the full Board;

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•	review the scope and plan for the independent auditors’ annual audit and review and annually pre-approve, in advance, the fees to be charged by the independent auditors for their audit services;

•	at least annually, obtain and review a report from the Company’s independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, to consider and discuss with the independent auditors any disclosed relationships and any compensation or services that could affect the independent auditors’ objectivity and independence, and to assess and otherwise take appropriate action to oversee the independence of the outside auditors;

•	review with the independent auditors the extent of non-audit services provided and related fees, and pre-approve any non-audit relationships;

•	determine whether the Committee believes the outside auditors are independent;

•	review the responsiveness of the outside auditors to the Company’s needs;

•	at least annually, obtain and review a report by the Company’s independent auditors describing the independent auditor firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the independent auditors and the Company;

•	set clear hiring policies for employees or former employees of the Company’s independent auditors;

•	inquire of management, management auditors and the Company’s independent auditors concerning any deficiencies in the Company’s policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process and review the timeliness and reasonableness of proposed corrective actions;

•	review significant management audit findings and recommendations, and management’s responses thereto;

•	review management’s responses to recommendations for improving internal controls in the independent auditors’ management letters;

•	review the Company’s policies and practices with respect to risk assessment and risk management;

•	review the Company’s policies and practices related to compliance with laws, ethical conduct and conflicts of interest;

•	review significant cases of conflicts of interest, misconduct or fraud;

•	review significant issues between the Company and regulatory agencies; and

•	review as appropriate material litigation involving the Company.

(c) Complaint Procedures. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. In addition, the Company shall adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

(d) Preparation of Reports. The Committee shall prepare and approve the Committee’s report included in the proxy statement for the Company’s annual meeting of shareholders, and such other reports as may from time to time be necessary or appropriate.

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Annual Performance Review. The Committee shall conduct an annual evaluation of its performance in carrying out its responsibilities hereunder.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors may delegate to it and will report, at least annually, to the Board of Directors regarding the Committee’s examinations and recommendations.

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EXHIBIT A

RESTATED CERTIFICATE OF INCORPORATION

OF MICROTUNE, INC.

Microtune, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

A. The name of the Corporation is Microtune, Inc. Microtune, Inc. was originally incorporated under the name Microtune Holding Company, Inc., and the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on June 1, 2000.

B. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 8, 2000.

C. The Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock was filed with the Secretary of State of the State of Delaware on March 15, 2002.

D. This Restated Certificate of Incorporation was duly adopted by the Corporation’s directors and stockholders in accordance with the applicable provisions of Sections 242 and 245 of the Delaware General Corporation Law (the “DGCL”).

E. Pursuant to Section 245 of the DGCL, this Restated Certificate of Incorporation restates, integrates and amends in its entirety the provisions of the Amended and Restated Certificate of Incorporation of this Corporation and the Certificate of Designation, Preferences and Rights of the Terms of the Series A Preferred Stock, to read as follows:

ARTICLE I

The name of this Corporation is Microtune, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such office is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.

ARTICLE IV

1. Authorized Capital Stock. The Corporation is authorized to issue two classes of shares of stock to be designated, respectively, Common Stock, $0.001 par value (the “Common Stock”), and Preferred Stock, $0.001 par value (the “Preferred Stock”). The total number of shares that the Corporation is authorized to issue is 175,000,000 shares. The number of shares of Common Stock authorized is 150,000,000. The number of shares of Preferred Stock authorized is 25,000,000.

2. Authority of the Board of Directors; Preferred Stock. The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the

Board of Directors (authority to do so being hereby expressly vested in the board). The Board of Directors is further authorized to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares of any series of Preferred Stock and the designation of any such series of Preferred Stock. The Board of Directors, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares in any such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

The authority of the Board of Directors with respect to each such class or series shall include, without limitation of the foregoing, the right to determine and fix:

(a) the distinctive designation of such class or series and the number of shares to constitute such class or series;

(b) the rate at which dividends on the shares of such class or series shall be declared and paid, or set aside for payment, whether dividends at the rate so determined shall be cumulative or accruing, and if so, from which date or dates, the relative rights of priority, if any, of payment of dividends on shares of such class or series, and whether the shares of such class or series shall be entitled to any participating or other dividends in addition to dividends at the rate so determined, and if so, on what terms;

(c) the right or obligation, if any, of the Corporation to redeem shares of the particular class or series of Preferred Stock and, if redeemable, the price, terms and manner of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates;

(d) the special and relative rights and preferences, if any, and the amount or amounts per share, which the shares of such class or series of Preferred Stock shall be entitled to receive upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(e) the terms and conditions, if any, upon which shares of such class or series shall be convertible into, or exchangeable for, shares of capital stock of any other class or series, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f) the obligation, if any, of the Corporation to retire, redeem or purchase shares of such class or series pursuant to a sinking fund or fund of a similar nature or otherwise, and the terms and conditions of such obligation;

(g) voting rights, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock, including multiple or fractional votes per share;

(h) limitations, if any, on the issuance of additional shares of such class or series or any shares of any other class or series of Preferred Stock; and

(i) such other preferences, powers, qualifications, special or relative rights and privileges thereof as the Board of Directors of the Corporation, acting in accordance with this Restated Certificate of Incorporation, may deem advisable and are not inconsistent with law and the provisions of this Restated Certificate of Incorporation.

3. Series A Preferred Stock.

(a) Designation and Amount. The shares of such series shall be designated as “Series A Preferred Stock” (the “Series A Preferred Stock”), $0.001 par value per share, and the number of shares constituting such series shall be 150,000.

(b) Dividends and Distributions.

(i) The dividend rate on the shares of Series A Preferred Stock shall be for each quarterly dividend (hereinafter referred to as a “quarterly dividend period”), which quarterly dividend periods shall

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commence on January 1, April 1, July 1 and October 1 each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”) (or in the case of original issuance, from the date of original issuance) and shall end on and include the day next preceding the first date of the next quarterly dividend period, at a rate per quarterly dividend period (rounded to the nearest cent) equal to the greater of (a) $2875.00 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared (but not withdrawn) on the Common Stock during the immediately preceding quarterly dividend period, or, with respect to the first quarterly dividend period, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event this Company shall at any time after March 4, 2002 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(ii) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 45 days prior to the date fixed for the payment thereof.

(c) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(i) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(ii) Except as otherwise provided herein or in the Corporation’s Bylaws, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

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(iii) Except as set forth herein or in the Corporation’s Bylaws, the holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(d) Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

(e) Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive the greater of (a) $115,000.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event pursuant to clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(f) Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(g) No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

(h) Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock. All payments made with respect to fractional shares hereunder shall be rounded to the nearest whole cent.

(i) Certain Restrictions.

(i) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Article IV.3.(b) are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(1) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

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(2) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(3) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(4) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(ii) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (i) of this Article IV.3.(i), purchase or otherwise acquire such shares at such time and in such manner.

(j) Ranking. The Series A Preferred Stock shall be junior to all other Series of the Corporation’s preferred stock as to the payment of dividends and the distribution of assets, unless the terms of any series shall provide otherwise.

(k) Amendment. The Restated Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least sixty-six and two-thirds percent (66- 2/3%) of the outstanding shares of Series A Preferred Stock voting together as a single class.

ARTICLE V

1. Number of Directors; Cumulative Voting; Term of Directors; Vacancies. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors that shall constitute the whole Board of Directors shall be fixed exclusively by one or more resolutions adopted from time to time by the Board of Directors.

Holders of stock of any class or series of the Corporation shall not be entitled to cumulate their votes for the election of directors or any other matter submitted to a vote of the stockholders.

The term of office of each director elected at an annual meeting, or elected or appointed at any time in the period between annual meetings, shall expire at the next annual meeting of stockholders following such election or appointment.

Notwithstanding the foregoing provisions of this Article V, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

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Any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such newly created directorship shall be filled by the stockholders, be filled only by the affirmative vote of the directors then in office, even though less than a quorum of the Board of Directors.

2. Written Ballot. The directors of the Corporation need not be elected by written ballot unless a stockholder demands election by written ballot at the meeting and before voting begins, or unless the Corporation’s Bylaws so provide.

3. Stockholder Action. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Corporation’s Bylaws and no action shall be taken by the stockholders by written consent.

4. Notice. Advance notice of stockholder nomination for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

5. Removal of Directors. Any director, or the entire Board of Directors, may be removed from office at any time (i) with cause by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of the Voting Stock, voting together as a single class; or (ii) without cause by the affirmative vote of the holders of at least sixty-six and two-thirds percent (66- 2/3%) of the voting power of all of the then-outstanding shares of the Voting Stock.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Corporation’s Bylaws.

ARTICLE VII

The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute.

ARTICLE VIII

The Corporation is to have perpetual existence.

ARTICLE IX

1. Limitation of Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

2. Indemnification. To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents or any testator or intestate of any of the foregoing of this Corporation or any predecessor of the Corporation (and any other persons to which Delaware law permits this Corporation to provide indemnification), through Bylaw provisions, agreements with any such director, officer, employee or other agent or other person, vote of

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stockholders or disinterested directors, or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL whether such action, suit or proceeding is criminal, civil, administrative, or investigative in nature.

3. Amendments. Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of the Corporation’s Restated Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.

ARTICLE X

In the event any shares of Preferred Stock shall be redeemed or converted pursuant to the terms hereof, the shares so converted or redeemed shall not revert to the status of authorized but unissued shares, but instead shall be canceled and shall not be re-issuable by the Corporation.

ARTICLE XI

Meetings of stockholders may be held within or without the State of Delaware, as the Corporation’s Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Corporation’s Bylaws.

IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate of Incorporation to be signed by its President and Secretary on May 25, 2005.

Microtune, Inc.

James A. Fontaine
President and Chief Executive Officer

Secretary

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EXHIBIT B

THIRD AMENDED AND RESTATED BYLAWS OF MICROTUNE, INC.

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THIRD AMENDED AND RESTATED BYLAWS OF

MICROTUNE, INC.

ARTICLE I

CORPORATE OFFICES

1.1	REGISTERED OFFICE

The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

1.2	OTHER OFFICES

The board of directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1	PLACE OF MEETINGS

Meetings of stockholders shall be held at any place, either within or without the State of Delaware, as may be designated by the board of directors or in the manner provided in these bylaws. In the absence of any such designation, stockholders’ meetings shall be held at the registered office of the corporation in the State of Delaware.

2.2	ANNUAL MEETING

The annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place (within or without the state of Delaware), on such date, and at such time as the board of directors shall fix and set forth in the notice of the meeting, which date shall be within thirteen (13) months subsequent to the last annual meeting of stockholders.

2.3	SPECIAL MEETING

A special meeting of the stockholders may be called at any time by the board of directors, the chairman or vice chairman of the board, the chief executive officer, the president or holder(s) of at least a majority of the outstanding voting stock of the corporation. If a special meeting of stockholders of the corporation is called by any party or parties other than the board of directors, no business may be transacted at such meeting other than as specified in the notice for such meeting or such other business as the board of directors may determine.

Upon request in writing sent by registered mail to the president or chief executive officer by any stockholder or stockholders entitled to call a special meeting of stockholders pursuant to this Section 2.3, the board of directors shall determine a place and time for such meeting, which time shall be not less than one hundred twenty (120) nor more than one hundred thirty (130) days after the receipt of such request, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the board of directors, in advance, which shall not be more that 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. Following such receipt of a request and determination of the validity of the request, it shall be the duty of the secretary to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 2.3 hereof, that a meeting will be held at the place and time so determined.

2.4	NOTICE OF STOCKHOLDERS’ MEETINGS

All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.6 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. No business other than that specified in the notice may be transacted at such meeting or in the case of the annual meeting, those matters that the board of directors, at the time of giving the notice, intends to present for action by the stockholders, but any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board of directors intends to present for election.

2.5	ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation,

(i) nominations for the election of directors, and

(ii) business proposed to be brought before any stockholder meeting may be made by the board of directors or proxy committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally if such nomination or business proposed is otherwise proper business before such meeting. However, any such stockholder may nominate one or more persons for election as directors at a meeting or propose business to be brought before a meeting, or both, only if such stockholder has given timely notice in proper written form of their intent to make such nomination or nominations or to propose such business. To be timely, such stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than one hundred twenty (120) calendar days in advance of the first anniversary date of mailing of the corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the later of: (i) the day one hundred twenty (120) calendar days in advance of such meeting or (ii) the day ten (10) days following the day on which public announcement of the date of the meeting is first made. In no event shall the public announcement of any adjournment of a stockholders meeting commence a new time period for the giving of a stockholder’s notice as described above. To be in proper form, a stockholder’s notice to the secretary shall set forth:

(a) the name and address of the stockholder who intends to make the nominations or propose the business and, as the case may be, of the person or persons to be nominated or a brief description of the business to be proposed and the reasons for conducting such business at the annual meeting;

(b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(c) if applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

(d) such other information regarding each nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the board of directors or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and

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(e) if applicable, the consent of each nominee to serve as director of the corporation if so elected.

The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or the proposal was not made in accordance with the procedures prescribed by these bylaws, and if he should so determine, he shall declare so at the meeting, and refuse to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

2.6	MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

Notice of any meeting of stockholders shall be given either personally or by mail, telecopy, telegram, or other electronic or wireless means. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Written notice of any meeting of stockholders shall be deemed to have been given at the time when delivered personally or, if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation or at the time of transmission when sent by telecopy, telegram, or other electronic or wireless means. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.7	QUORUM

The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the Chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.8 of these bylaws. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the Delaware General Corporation Law or the certificate of incorporation or these bylaws, a vote of a greater number or voting by classes is required, in which case such express provision shall govern and control the decision of the question. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.8	ADJOURNED MEETING; NOTICE

Any stockholder’s meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the voting power of the shares represented at that meeting, either in person or by proxy. In the absence of a quorum, no other business may be transacted at that meeting except as provided in Section 2.7 of these bylaws.

When any meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Notice of any such adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.5 and 2.6 of these bylaws.

2.9	CONDUCT OF BUSINESS

Meetings of stockholders shall be presided over by the chairman of the board, if any, or in his or her absence by the vice chairman of the board, if any, or in his or her absence by a chairman of the meeting, which chairman

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must be an officer or director of the Company, designated by the board of directors. The secretary, or in his or her absence an assistant secretary, or in the absence of the secretary and all assistant secretaries a person whom the chairman of the meeting shall appoint, shall act as secretary of the meeting and keep a record of the proceedings thereof.

The board of directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of the stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the board of directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies, and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot. Unless and to the extent determined by the board of directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

2.10	VOTING

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to the provisions of Sections 217 and 218 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

Except as may be otherwise provided in the certificate of incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Any stockholder entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares, or (except when the matter is the election of directors) may vote them against the proposal; but if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s approving vote is with respect to all shares which the stockholder is entitled to vote.

2.11	WAIVER OF NOTICE

The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, shall be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy.

Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

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2.12	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise provided in the certificate of incorporation, the stockholders of the corporation may not act by written consent without a meeting but instead must act at a duly called annual or special meeting.

2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

If the board of directors does not so fix a record date:

(i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(ii) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the first date on which a signed written consent is delivered to the corporation.

(iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting; provided, further, that the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

2.14	PROXIES

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for him, her or it by proxy. Proxies for use at any meeting of stockholders shall be filed with the secretary of the corporation, or such other officer as the board of directors may from time to time determine by resolution, before or at the time of the meeting. A written proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the person.

No proxy shall be valid after three (3) years from its date, unless the proxy provides for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the Delaware General Corporation Law.

Should a proxy designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of such portion of the shares as is equal to the reciprocal of the fraction equal to the number of proxies representing such shares divided by the total number of shares represented by such proxies.

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2.15	INSPECTORS OF ELECTION

Before any meeting of stockholders, the board of directors shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy.

Such inspectors shall:

(i) determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum and the authenticity, validity, and effect of proxies;

(ii) receive votes, ballots or consents;

(iii) hear and determine all challenges and questions in any way arising in connection with the right to vote;

(iv) count and tabulate all votes or consents;

(v) determine when the polls shall close;

(vi) determine the result; and

(vii) do any other acts that may be proper to conduct the election or vote with fairness to all stockholders.

The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act, or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

2.16	LIST OF STOCKHOLDERS ENTITLED TO VOTE

The officer who has charge of the stock ledger of a corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

ARTICLE III

DIRECTORS

3.1	POWERS

Subject to the provisions of the Delaware General Corporation Law and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

3.2	NUMBER OF DIRECTORS

The initial number of directors shall be ten (10). The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to

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the certificate of incorporation. The term of office of each director elected at an annual meeting, or elected or appointed at any time in the period between annual meetings, shall expire at the next annual meeting of stockholders following such election or appointment.

Notwithstanding the foregoing provisions of this Article, each director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

Except as provided in Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting of the stockholders held after such election. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected or appointed to fill a vacancy, shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

Elections of directors need not be by written ballot unless so required by the certificate of incorporation or by these bylaws, wherein other qualifications for directors may be prescribed.

3.4	RESIGNATION AND VACANCIES

Any director may resign at any time upon written notice to the attention of the chairman of the board, the president or secretary of the corporation or the board of directors, unless the notice specifies a later time for that resignation to become effective. When one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws:

(i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders solely for the purpose of electing directors in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the Delaware General Corporation Law.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the Delaware General Corporation Law as far as applicable.

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3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE

The board of directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware that have been designated from time to time by resolution of the board of directors. In the absence of such designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of such board of directors, or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this section shall constitute presence in person at the meeting.

3.6	REGULAR MEETINGS

Regular meetings of the board of directors may be held without notice if the time of such meetings are fixed by the board of directors.

3.7	SPECIAL MEETINGS; NOTICE

Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two (2) directors.

Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director’s address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or by telegram, it shall be delivered personally or by telephone or to the telegraph company at least twenty-four (24) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

3.8	QUORUM

At all meetings of the board of directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, except to fill vacancies in the board of directors as provided in Section 3.4 and to adjourn as provided in Section 3.11 of these bylaws, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute, the certificate of incorporation, or these bylaws.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9	WAIVER OF NOTICE

Whenever notice is required to be given under any provision of the Delaware General Corporation Law, the certificate of incorporation, or these bylaws, a written waiver thereof, signed by the person entitled to notice,

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whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

3.10	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors.

3.11	ADJOURNMENT

A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.12	NOTICE OF ADJOURNMENT

Notice of the time and place of holding an adjourned meeting need not be given if announced at the meeting and the meeting is adjourned for less than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these Bylaws, to the directors who were not present at the time of the adjournment.

3.13	REMOVAL OF DIRECTORS

Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed only for cause by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, so long as stockholders of the corporation are entitled to cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors or, if there be classes of directors, at an election of the class of directors of which such director is a part.

3.14	ORGANIZATION

Meetings of the board of directors shall be presided over by the chairman of the board, if any, or in his or her absence by the vice chairman of the board, if any, or in his or her absence by the chairman of the executive committee, if any, or in his or her absence by the president, if any, or in his or her absence by the executive vice-president. In the absence of all such directors, a president pro tem chosen by a majority of the directors present shall preside at the meeting. The secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

3.15	FEES AND COMPENSATION OF DIRECTORS

Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors and members of standing committees, and such directors and members shall be reimbursed for all reasonable expenses incurred in attending and returning from meetings

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of the board of directors or committees, as the case may be. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.16	APPROVAL OF LOANS TO OFFICERS

The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this Section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

ARTICLE IV

COMMITTEES

4.1	COMMITTEES OF DIRECTORS

The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the bylaws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority (i) approving or adopting or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending, or repealing any bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.

4.2	COMMITTEE MINUTES

Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

4.3	MEETINGS AND ACTION OF COMMITTEES

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), Section 3.10 (action without a meeting), Section 3.11 (adjournment), and Section 3.12 (notice of adjournment), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of

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committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

ARTICLE V

OFFICERS

5.1	OFFICERS

The officers of the corporation shall be a chief executive officer or president, a secretary, and a chief financial officer who shall be chosen by the board of directors and such other officers. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents, one or more assistant vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

5.2	APPOINTMENT OF OFFICERS

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be appointed by the board of directors, subject to the rights, if any, of an officer under any contract of employment.

5.3	SUBORDINATE OFFICERS

The board of directors may appoint, or empower the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

5.4	REMOVAL AND RESIGNATION OF OFFICERS; FILLING VACANCIES

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

5.5	REPRESENTATION OF SHARES OF OTHER CORPORATIONS

The chairman of the board, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to

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any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.6	AUTHORITY AND DUTIES OF OFFICERS

All officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors or the stockholders.

ARTICLE VI

INDEMNITY

6.1	THIRD PARTY ACTIONS

The corporation shall indemnify any person (i) who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation or of another enterprise at the request of such predecessor corporation or enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful; provided, further, that the corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized in advance by the board of directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the General Corporation Law of Delaware or (iv) such indemnification is required to be made pursuant to an individual contract.

6.2	ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) and amounts paid in settlement (if such settlement is approved in advance by the corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication

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of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper. Notwithstanding any other provision of this Article VI, no person shall be indemnified hereunder for any expenses or amounts paid in settlement with respect to any action to recover short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended.

6.3	SUCCESSFUL DEFENSE

To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

6.4	DETERMINATION OF CONDUCT

Any indemnification under Sections 6.1 and 6.2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 6.1 and 6.2. Such determination shall be made (1) by the Board of Directors or the Executive Committee by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or (2) or if such quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders. Notwithstanding the foregoing, a director, officer, employee or agent of the Corporation shall be entitled to contest any determination that the director, officer, employee or agent has not met the applicable standard of conduct set forth in Sections 6.1 and 6.2 by petitioning a court of competent jurisdiction.

6.5	PAYMENT OF EXPENSES IN ADVANCE

Expenses incurred in defending a civil or criminal action, suit or proceeding, by an individual who may be entitled to indemnification pursuant to Section 6.1 or 6.2, shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this Article VI; provided, however, that the corporation shall not be required to advance expenses to any director or officer in connection with any proceeding (or part thereof) initiated by such person unless the proceeding was authorized in advance by the board of directors of the corporation.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 6.6, no advance shall be made by the corporation to an officer of the corporation (except by reason of the fact that such officer is or was a director of the corporation in which event this paragraph shall not apply) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the corporation.

6.6	INDEMNITY NOT EXCLUSIVE

The indemnification and advancement of expenses provided by or granted pursuant to the other sections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested

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directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the General Corporation Law of Delaware.

6.7	AMENDMENTS

Any repeal or modification of these bylaws shall only be prospective and shall not affect the rights under these bylaws in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any director, officer, employee, or agent of the corporation.

6.8	INSURANCE INDEMNIFICATION

The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article VI.

6.9	THE CORPORATION

For purposes of this Article VI, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article VI (including, without limitation the provisions of Section 6.4) with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

6.10	EMPLOYEE BENEFIT PLANS

For purposes of this Article VI, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VI.

6.11	CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

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ARTICLE VII

RECORDS AND REPORTS

7.1	MAINTENANCE AND INSPECTION OF RECORDS

The corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

7.2	INSPECTION BY DIRECTORS

Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.3	ANNUAL STATEMENT TO STOCKHOLDERS

The board of directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

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ARTICLE VIII

GENERAL MATTERS

8.1	RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by law.

If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution or the sixtieth (60th) day before the date of that action, whichever is later.

8.2	CHECKS

From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4	STOCK CERTIFICATES; PARTLY PAID SHARES

The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to

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represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5	SPECIAL DESIGNATION ON CERTIFICATES

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6	LOST CERTIFICATES

Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the corporation a bond or other adequate security sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares. The board of directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

8.7	CONSTRUCTION; DEFINITIONS

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

8.8	DIVIDENDS

The directors of the corporation, subject to any restrictions contained in (i) the Delaware General Corporation Law or (ii) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

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8.9	PROVISIONS ADDITIONAL TO PROVISIONS OF LAW

All restrictions, limitations, requirements and other provisions of these bylaws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

8.10	PROVISIONS CONTRARY TO PROVISIONS OF LAW

Any article, section, subsection, subdivision, sentence, clause or phrase of these bylaws which, upon being construed in the manner provided in Section 8.9 hereof, shall be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these bylaws, it being hereby declared that these bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

8.11	NOTICES

Any reference in these bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mail, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a common carrier for transmission, or actually transmitted by the person giving the notice by electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone or wireless means, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

8.12	FISCAL YEAR

The fiscal year of the corporation shall be fixed by resolution of the board of directors and may be changed by the board of directors.

8.13	SEAL

The corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.14	TRANSFER OF STOCK

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.15	STOCK TRANSFER AGREEMENTS

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law.

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8.16	REGISTERED STOCKHOLDERS

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE IX

AMENDMENTS

The bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors; provided, however, that any proposed alteration or repeal of, or the adoption of any bylaw inconsistent with, Section 2.2, 2.3, 2.4, or 2.12 of Article II of these bylaws or with Section 3.2, 3.3, 3.4 or 3.6 of Article III of these bylaws or this sentence, by the stockholders shall require the affirmative vote of the holders of at least 66  2/3% of the voting power of all voting stock then outstanding, voting together as a single class; and, provided, further, however, that in the case of any such stockholder action at a special meeting of stockholders, notice of the proposed alteration, repeal or adoption of the new bylaw or bylaws must be contained in the notice of such special meeting. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

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Microtune, Inc.

Certificate of Adoption of Bylaws

The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary of Microtune, Inc. and that the foregoing Third Amended and Restated Bylaws, comprising nineteen (19) pages, were adopted as the Third Amended and Restated Bylaws of the Corporation on April 13, 2005 by the board of directors of the Corporation and approved by the stockholders of the Corporation on May 25, 2005.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 25th day of May, 2005.

Secretary

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EXHIBIT C

MICROTUNE, INC.

2000 DIRECTOR OPTION PLAN

(as amended and restated)

1. Purposes of the Plan. The purposes of this 2000 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board. All Options granted hereunder shall be nonstatutory stock options.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended.

(c) “Common Stock” means the common stock of the Company.

(d) “Company” means Microtune, Inc., a Delaware corporation.

(e) “Director” means a member of the Board.

(f) “Disability” means total and permanent disability as defined in section 22(e)(3) of the Code.

(g) “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(h) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(j) “Inside Director” means a Director who is an Employee.

(k) “Option” means a stock option granted pursuant to the Plan.

(l) “Optioned Stock” means the Common Stock subject to an Option.

(m) “Optionee” means a Director who holds an Option.

(n) “Outside Director” means a Director who is not an Employee.

(o) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

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(p) “Plan” means this 2000 Director Option Plan.

(q) “Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

(r) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 887,500 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4. Administration and Grants of Options under the Plan.

(a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

(ii) Each Outside Director shall be automatically granted an Option to purchase 15,000 Shares (the “First Option”) on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

(iii) Each Outside Director shall be automatically granted an Option to purchase 24,000 Shares (a “Subsequent Option”) on the date of the Company’s annual stockholder’s meeting of each year, provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

(iv) Notwithstanding the provisions of subsections (ii) and (iii) hereof, any exercise of an Option granted before the Company has obtained shareholder approval of the Plan in accordance with Section 16 hereof shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with Section 16 hereof.

(v) The terms of a First Option granted hereunder shall be as follows:

(A) the term of the First Option shall be ten (10) years.

(B) the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

(C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

(D) subject to Section 10 hereof, the First Option shall become exercisable as to 33 1/3% of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

(vi) The terms of a Subsequent Option granted hereunder shall be as follows:

(A) the term of the Subsequent Option shall be ten (10) years.

(B) the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

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(C) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

(D) subject to Section 10 hereof, the Subsequent Option shall become exercisable as to 33 1/3% of the Shares subject to the Subsequent Option on the first anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

(vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) other Shares, provided Shares acquired directly from the Company, (x) have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (v) any combination of the foregoing methods of payment.

8. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with Section 16 hereof has been obtained. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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(b) Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee’s status as a Director terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. In the event Optionee’s status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within six (6) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(d) Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

9. Limited Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however that the Optionee may transfer, without payment of consideration, the Option to any member of the Optionee’s immediate family or to a trust or partnership whose beneficiaries are members of the Optionee’s immediate family. In such case, the Option shall be exercisable only by such transferee. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section, an Optionee’s “immediate family” shall mean the Optionee’s spouse, children and grandchildren.”

10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent

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options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee’s status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 8(b) through (d) above. If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

11. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

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Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

16. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

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EXHIBIT A

DIRECTOR OPTION EXERCISE NOTICE

Microtune, Inc.

2201 Tenth Street

Plano, TX 75074

Attention: Corporate Secretary

1. Exercise of Option. The undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase              shares of the Common Stock (the “Shares”) of Microtune, Inc. (the “Company”) under and pursuant to the Company’s 2000 Director Option Plan and the Director Option Agreement dated                      (the “Agreement”).

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Agreement.

3. Federal Restrictions on Transfer. Optionee understands that the              Shares must be held indefinitely unless they are registered under the Securities Act of 1933, as amended (the “1933 Act”), or unless an exemption from such registration is available, and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

4. Tax Consequences. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultant(s) Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

5. Delivery of Payment. Optionee herewith delivers to the Company the aggregate purchase price for the Shares that Optionee has elected to purchase and has made provision for the payment of any federal or state withholding taxes required to be paid or withheld by the Company.

6. Entire Agreement. The Agreement is incorporated herein by reference. This Exercise Notice and the Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. This Exercise Notice and the Agreement are governed by Texas law except for that body of law pertaining to conflict of laws.

Submitted by:		Accepted by:

OPTIONEE: MICROTUNE, INC.

By:		By:
Its:
Address:

Dated:		Dated:

FIRST OPTION

MICROTUNE, INC.

DIRECTOR OPTION AGREEMENT

Microtune, Inc., (the “Company”), has granted to                      (the “Optionee”) an option to purchase a total of 15,000 shares of the Company’s Common Stock (the “Optioned Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company’s 2000 Director Option Plan (the “Plan”) adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

2. Exercise Price. The exercise price is $             for each share of Common Stock.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

(i)	Right to Exercise.

(a)	This Option shall become exercisable in installments cumulatively with respect to 1/3 of the Optioned Stock on each anniversary of its date of grant, so that one hundred percent (100%) of the Optioned Stock shall be exercisable three years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to the date the stockholders of the Company approve the Plan.

(b)	This Option may not be exercised for a fraction of a share.

(c)	In the event of Optionee’s death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

(ii)	Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)	cash;

(ii)	check; or

(iii)	surrender of other Shares, provided Shares acquired from the Company, (x) have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

(iv)	consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Limited Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that the Optionee may transfer, without payment of consideration, the Option to any member of the Optionee’s immediate family or to a trust or partnership whose beneficiaries are members of the Optionee’s immediate family by completing an Election to Transfer Stock Option Form to be obtained from the Company. In such case, the Option shall be exercisable only by such transferee. Following transfer, this Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section, an Optionee’s “immediate family” shall mean the Optionee’s spouse, children and grandchildren.”

7. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

8. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option.

DATE OF GRANT:

MICROTUNE, INC., A Delaware corporation

By:

Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated:

Optionee

SUBSEQUENT OPTION MICROTUNE, INC.

DIRECTOR OPTION AGREEMENT

Microtune, Inc., (the “Company”), has granted to                          (the “Optionee”) an option to purchase a total of 24,000 shares of the Company’s Common Stock (the “Optioned Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company’s 2000 Director Option Plan (the “Plan”) adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

1. Nature of the Option. This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

2. Exercise Price. The exercise price is $             for each share of Common Stock.

3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

(i)	Right to Exercise.

(a)	This Option shall become exercisable in installments cumulatively with respect to 1/3 of the Optioned Stock on each anniversary of its date of grant, so that one hundred percent (100%) of the Optioned Stock shall be exercisable three years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to the date the stockholders of the Company approve the Plan.

(b)	This Option may not be exercised for a fraction of a share.

(c)	In the event of Optionee’s death, disability or other termination of service as a Director, the exercisability of the Option is governed by Section 8 of the Plan.

(ii)	Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

4. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)	cash;

(ii)	check; or

(iii)	surrender of other Shares, provided Shares acquired from the Company, (x) have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; or

(iv)	consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

5. Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Limited Transferability of Option. This Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that the Optionee may transfer, without payment of consideration, the Option to any member of the Optionee’s immediate family or to a trust or partnership whose beneficiaries are members of the Optionee’s immediate family by completing an Election to Transfer Stock Option Form to be obtained from the Company. In such case, the Option shall be exercisable only by such transferee. Following transfer, this Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section, an Optionee’s “immediate family” shall mean the Optionee’s spouse, children and grandchildren.”.

7. Term of Option. This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

8. Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of the Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of Section 83 in general and the availability a Section 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT:

MICROTUNE, INC., A Delaware corporation

By:

Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated:

Optionee

Proxy—Microtune, Inc.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MICROTUNE, INC. (“MICROTUNE”)

The undersigned hereby appoints James A. Fontaine and Phillip D. Peterson, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote all of the shares of Microtune’s common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Microtune to be held at the the Richardson Hotel, 701 East Campbell Road, The Mockingbird Room, Richardson, Texas 75081, on Wednesday, May 25, 2005, at 4:00 p.m. Central time, and at any and all adjournments or postponements thereof, with all of the powers the undersigned would possess if personally present, upon and in respect of the following proposals and in accordance with the following instructions. The proposals referred to herein are described in detail in the accompanying proxy statement.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. IF A SPECIFIC DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be signed on reverse side)

Microtune, Inc	00000 0000000000 0 0000

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MR A SAMPLE	000000000.000 ext
DESIGNATION (IF ANY)	000000000.000 ext
ADD 1	000000000.000 ext
ADD 2	000000000.000 ext
ADD 3
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	C 1234567890	J N T

	☐	Mark this box with an X if you have made changes to your name or address details above.

2005 Annual Meeting of Stockholders Proxy Card

A Declassification Amendments

1. The board of directors recommends a vote FOR the declassification amendments.
	For	Against	Abstain
	☐	☐	☐

B Election of Directors

2.	The board of directors recommends a vote FOR the listed nominees. Please complete both sections 2.a. and 2.b. below.

a. Regular Election	For	Withhold	b. Alternate Election	For	Withhold		For	Withhold

01 - Steven Craddock	☐	☐	04 - Steven Craddock	☐	☐	08 - William P. Tai	☐	☐

02 - James A. Fontaine	☐	☐	05 - James A. Fontaine	☐	☐	09 - Walter S. Ciciora	☐	☐

03 - A. Travis White	☐	☐	06 - A. Travis White	☐	☐	10 - Anthony J. LeVecchio	☐	☐

			07 - James H. Clardy	☐	☐

C Other Proposals

The board of directors recommends a vote FOR the following resolutions.

3. To approve our 2000 Director Option Plan, which will be amended and restated to increase the annual option grant to directors and to increase the number of shares authorized for issuance pursuant to the plan.				4.	To vote for the ratification of Ernst & Young LLP as our independent Auditors for fiscal 2005.

	For	Against	Abstain		For	Against	Abstain
	☐	☐	☐		☐	☐	☐
In their discretion, said attorneys and proxies are authorized to vote upon such other business as may properly come before the meeting.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO ELECTIONS ARE MADE, THE PROXIES WILL BE VOTED FOR PROPOSAL NOS. 1 THROUGH 4.
D Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

Important: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)

		☐☐/☐☐/☐☐☐☐

1 U P X H H H P P P P		003160